[front cover]

AMERICAN CENTURY
Annual Report

[photo of rowers]

TARGET MATURITIES TRUST:
   2005
   2010
   2015
   2020
   2025
   2030

September 30, 2001                [american century logo and text logo (reg.sm)]

[inside front cover]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED
BY OBJECTIVE AND RISK.

[Dalbar Seal]

     American   Century's  reports  to  shareholders  have  been  awarded  the
Communications Seal from Dalbar Inc., an independent financial services research firm.  The Seal recognizes communications demonstrating a level of excellence in the industry.

Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     Tragically, the year ended September 30, 2001, opened a new era of vulnerability and uncertainty for U.S. citizens and investors. September 11 changed forever our perception of the world and our place in it, at an enormous cost in lives, property, and personal anguish. We pay tribute to the thousands of people who died that day, and offer our condolences to their families and friends.

     But September 11 also tested our mettle and brought a new sense of resolve.
The terrorists sought to cripple and humiliate the U.S., but our business community--including your American Century investment management team--worked hard to keep the U.S. financial markets active and functioning smoothly. From an investment policy standpoint, nothing has changed here at American Century. Our portfolio managers continue to follow their time-tested strategies, regardless of market, political, and economic conditions.

     There have been a few important changes to the investment team's executive leadership that we want to bring  to your attention. Effective July 1, 2001,
Randall Merk, formerly a senior vice president and chief investment officer
(CIO) for American Century's fixed-income discipline, became president and CIO of American Century's investment management subsidiary. He succeeded Robert
Puff, Jr., who became the subsidiary's chairman. Randy is  now responsible for all of American Century's investment management functions, including portfolio management, research, and trading.

     David MacEwen, a senior vice president who previously oversaw all of
American Century's municipal and money market portfolios and municipal credit research, assumed Randy's role  as CIO for fixed income. Dave is responsible for portfolio management and research for all of the company's bond and money market funds.

     Amid the current uncertainty, you can count on your investment professionals at American Century to continue to follow the practices and procedures that have been in place here for years, guiding your investments through all types of market conditions.

     As always, we appreciate your continued confidence in American Century, especially during these difficult times.

Sincerely,
/*/James E. Stowers, Jr.                               /*/James E. Stowers III
James E. Stowers, Jr.                                  James E. Stowers III
Chairman of the Board and Founder                      Co-Chairman of the Board

[right margin]

Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    4
TARGET: 2005

TARGET: 2010

TARGET: 2015

TARGET: 2020

TARGET: 2025

TARGET: 2030

FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   28
   Statement of Operations ................................................   30
   Statement of Changes
      in Net Assets .......................................................   32
   Notes to Financial
      Statements ..........................................................   34
   Financial Highlights ...................................................   39
   Report of Independent
      Accountants .........................................................   50
OTHER INFORMATION
   Share Class and Retirement
   Account Information ....................................................   51
   Background Information
      Investment Philosophy
         and Policies .....................................................   52
      Comparative Indices .................................................   52
      Fund Benchmarks .....................................................   52
      Investment Team
         Leaders ..........................................................   52
   Glossary ...............................................................   53

                                                  www.americancentury.com      1

Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

*   The year ended September 30, 2001, was a very good one for zero-coupon
    Treasury bonds (zeros).

*   Worsening economic conditions drove the zero market's favorable performance.

*   The Federal Reserve made an effort to stimulate economic activity by lowering short-term interest rates eight times in the first nine months of
    2001.

*   Although short- and intermediate-term zeros performed the best, returns were consistently strong across the maturity spectrum, ranging between 12% and
    18%.

*   As zeros rallied over the past year, the shape of the yield curve (a graphic representation of the relationship between bond yields and maturities)
    changed dramatically.

*   Short-term zero yields fell significantly, while longer-term yields held fairly steady.

TARGET: 2005

*   Target: 2005 performed well, posting a double-digit return (see page 5).

*   The benchmark was in high demand, and that helped drive its yield down more than other STRIPS maturing in 2004-2006.

*   The increased demand was largely driven by the federal government's buyback program.

*   We sold some of the portfolio's coupon STRIPS into that demand and shifted that money into principal STRIPS, which offered higher yields.

*   We focused on adding principal STRIPS maturing in mid-2005, which shortened the fund's weighted average maturity (WAM) date from  mid-October 2005 to late September.

TARGET: 2010

*   Target: 2010 performed well, posting the highest return among the Target funds (see page 9).

*   The fund got a boost from its position in REFCORPs, which made up 40-50% of the portfolio.

*   More than $29 million in new investments came into Target: 2010 over  the past year, and we invested the incoming cash in STRIPS.

*   We picked up some REFCORPs by selling the portfolio's ETRs, which are receipt zeros issued by Dean Witter in the early 1980s.

*   We intend to maintain the fund's current positioning, making modest adjustments when we find opportunities to add value.

TARGET: 2015

*   Target: 2015 performed well, posting a double-digit return (see page 13).

*   REFCORPs made up two-thirds to three-quarters of the portfolio throughout the fiscal year, enhancing returns versus the fund's benchmark.

[left margin]

                   TARGET: 2005(1)
                       (BTFIX)
    TOTAL RETURNS:                 AS OF 9/30/01
       6 Months                            5.81%(2)
       1 Year                             15.02%
    INCEPTION DATE:                      3/25/85
    NET ASSETS:                   $352.8 million(3)

                   TARGET: 2010(1)
                       (BTTNX)
    TOTAL RETURNS:                 AS OF 9/30/01
       6 Months                            4.47%(2)
       1 Year                             17.89%
    INCEPTION DATE:                      3/25/85
    NET ASSETS:                   $291.6 million(3)

                   TARGET: 2015(1)
                       (BTFTX)
    TOTAL RETURNS:                 AS OF 9/30/01
       6 Months                            4.61%(2)
       1 Year                             15.35%
    INCEPTION DATE:                      9/01/86
    NET ASSETS:                   $145.6 million(3)

(1) Investor Class.

(2) Not annualized.

(3) Includes Investor and Advisor classes.

See Total Returns on pages 5, 9, and 13.
Investment terms are defined in the Glossary on pages 53-54.

2      1-800-345-2021

Report Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

*   Investing the majority of the Target: 2015 portfolio in REFCORPs should also enhance returns in the long run, although increasing short-term volatility.

*   We picked up a little extra yield by trading some principal STRIPS for coupon STRIPS with the same maturity date.

TARGET: 2020

*   Target: 2020 performed well, posting a double-digit return (see page 17).

*   REFCORPs made up two-thirds to three-quarters of the portfolio throughout the fiscal year, enhancing returns versus the fund's benchmark.

*   Investors withdrew about $53 million from the portfolio in the last six months and we sold some of the portfolio's REFCORPs and STRIPS to meet those outflows.

*   While the withdrawals didn't negatively impact performance during the period, they did cause us to realize some rather hefty capital gains.

TARGET: 2025

*   Target: 2025 posted a double-digit return (see page 21).

*   The fund lagged its benchmark because of its large holdings in REFCORPs, which underperformed comparable-maturity STRIPS.

*   Shareholders withdrew approximately $219 million from the portfolio during the fiscal year--nearly 40% of the Target: 2025 fund's total assets.

*   We sold STRIPS to meet those withdrawals, driving up the percentage of
    REFCORPs in the portfolio.

*   Although the volatility of REFCORPs can hamper fund performance in the short term--as in the past fiscal year--the extra yield they provide should enhance fund returns over the long haul.

TARGET: 2030

*   Target: 2030 posted a solid return, roughly keeping pace with its benchmark
    (see page 25).

*   The fund held 60% REFCORPs and 40% STRIPS for much of its first four months.

*   There is a limited supply of REFCORPs in the fund's maturity sector, and there currently isn't much in the way of STRIPS, either.

*   The U.S. economy appears headed for a recession; in fact, we're probably in one right now and it's unclear how long the economic malaise will last.

[right margin]

                   TARGET: 2020(1)
                       (BTTTX)
    TOTAL RETURNS:                 AS OF 9/30/01
       6 Months                            3.03%(2)
       1 Year                             12.36%
    INCEPTION DATE:                     12/29/89
    NET ASSETS:                   $227.1 million(3)

                   TARGET: 2025(1)
                       (BTTRX)
    TOTAL RETURNS:                 AS OF 9/30/01
       6 Months                            3.58%(2)
       1 Year                             13.40%
    INCEPTION DATE:                      2/15/96
    NET ASSETS:                   $311.1 million(3)

                    TARGET: 2030
    TOTAL RETURNS:                 AS OF 9/30/01
       Since Inception                     4.13%(2)
    INCEPTION DATE:                      6/01/01
    NET ASSETS:                     $4.9 million

(1) Investor Class.

(2) Not annualized.

(3) Includes Investor and Advisor classes.

See Total Returns on pages 17, 21, and 25. Investment terms are defined in the
Glossary on pages 53-54.

                                                  www.americancentury.com      3

Market Perspective from David MacEwen
--------------------------------------------------------------------------------
[photo of David MacEwen]
David MacEwen, chief investment officer of fixed income at American Century

PERFORMANCE OVERVIEW

     The year ended September 30, 2001, was a very good one for zero-coupon
Treasury bonds (zeros). Zeros posted double-digit returns during a period characterized by a sharp economic slowdown, a series of interest rate cuts by the Federal Reserve (the Fed), a sinking stock market, and a national tragedy.
Although short- and intermediate-term zeros performed the best, returns were consistently strong across the maturity spectrum, ranging between 12% and 18%
(see the table at left).

ECONOMY RAN OUT OF GAS

     Worsening economic conditions drove the zero market's favorable performance. A year ago, the U.S. economy was putting the finishing touches on a decade of sustained expansion, culminating with a growth rate of more than 4%.

     But the economy slowed considerably over the past 12 months, as capital spending cutbacks led to overcapacity and excess inventories. The slowdown curbed corporate profits--sending the stock market into a protracted decline--and triggered layoffs at many companies. Then came the terrorist attacks of September 11, which brought an already faltering economy to an abrupt halt.  As a result, economic growth was less than 1% for the year ended
September 30, 2001.

     The Fed made an effort to stimulate economic activity by lowering short-term interest rates eight times during the first nine months of 2001.
These actions reduced the federal funds rate target from 6.5% to 3%.

YIELD CURVE STEEPENED

     As zeros rallied over the past year, the shape of the yield curve changed dramatically (see the graph at left). A year ago, the curve was relatively flat, with all zeros yielding around 6%. By September 30, short-term zeros were yielding less than 3%, while long-term zero yields were around 5.5%.

     Short-term yields fell significantly, dropping 225-300 basis points
(2.25-3%). Short-term yields tend to track Fed rate activity, and they also benefited from a huge "flight to quality"--investors looked to the short-term Treasury market as a safe place to hide in the wake of the terrorist attacks.

     In contrast, longer-term zero yields were fairly steady, falling 40-70 basis points. Long-term yields remained stubbornly high as investors began to anticipate an economic rebound--and the possibility of rising inflation--sometime in 2002.

     Intermediate-term zeros produced the best returns. Although their yields didn't decline as much as shorter-term yields (the 10-year zero yield fell by about 125 basis points), intermediate-term bonds experienced larger price gains because their greater interest rate sensitivity (longer durations) captured more appreciation.

[left margin]

"AS ZEROS RALLIED OVER THE PAST YEAR, THE SHAPE OF THE YIELD CURVE CHANGED
DRAMATICALLY."

YIELD CURVE FOR TREASURY ZEROS

ZERO-COUPON TREASURY BOND
RETURNS (FOR THE PERIOD ENDED 9/30/01)

Coupon STRIPS maturing 11/15/05       16.41%
Coupon STRIPS maturing 11/15/10       18.16%
Coupon STRIPS maturing 11/15/15       15.53%
Coupon STRIPS maturing 11/15/20       12.75%
Coupon STRIPS maturing 11/15/25       14.84%
Coupon STRIPS maturing 5/15/30         4.22%*

* Since 6/1/01. Not annualized.

Source: Bloomberg Financial Markets

4      1-800-345-2021

Target: 2005 --Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 2001

                    INVESTOR CLASS (INCEPTION 3/25/85)                ADVISOR CLASS  (INCEPTION 8/3/98)
                  TARGET       11/15/05     MERRILL LYNCH          TARGET       11/15/05     MERRILL LYNCH
                MATURITIES     MATURITY       LONG-TERM          MATURITIES     MATURITY       LONG-TERM
               TRUST: 2005   STRIPS ISSUE   TREASURY INDEX      TRUST: 2005   STRIPS ISSUE   TREASURY INDEX
===========================================================================================================
6 MONTHS(1) ...    5.81%        6.85%           5.01%              5.65%         6.85%           5.01%
1 YEAR ........   15.02%       16.41%          14.15%             14.76%        16.41%          14.15%
===========================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS .......    4.95%        5.87%           5.00%              4.71%         5.87%           5.00%
5 YEARS .......    8.93%        9.72%           9.82%               --            --              --
10 YEARS ......    9.71%       10.17%           9.46%               --            --              --
LIFE OF FUND ..   12.94%       14.42%(2)       11.38%(2)           7.09%         8.40%(3)        7.42%(3)

(1) Returns for periods less than one year are not annualized.

(2) Index data since 3/31/85, the date nearest the class's inception for which data are available.

(3) Index data since 7/31/98, the date nearest the class's inception for which data are available.

See pages 51-53 for information about share classes, returns, the comparative index, and the fund's benchmark.

GROWTH OF $10,000 OVER 10 YEARS

The graph at left shows the growth of a $10,000 investment in the fund over 10 years. The Merrill Lynch Long-Term Treasury Index and the fund's benchmark are provided for comparison. The Target: 2005 portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index and the benchmark do not.

SHARE PRICE VS. ANTICIPATED VALUE AT MATURITY

The top line in the graph represents the fund's Anticipated Value at Maturity
(AVM--defined on page 53), which fluctuates from day to day based on the fund's weighted average maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM. While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even  if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as  it has in the past.

Both graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less  than original cost.

                                                  www.americancentury.com      5

Target: 2005 --Q&A
--------------------------------------------------------------------------------
[photo of Jeremy Fletcher]   [photo of Dave Schroeder]

     An interview with Jeremy Fletcher and Dave Schroeder, portfolio managers on the Target Maturities Trust investment team.

HOW DID THE FUND PERFORM DURING THE YEAR ENDED SEPTEMBER 30, 2001?

     Target: 2005 performed well, posting a double-digit return. For the fiscal year ended September 30, the portfolio returned 15.02%, compared with the 16.41%
return of its benchmark, a STRIPS issue maturing on November 15, 2005.* (See the previous page for other fund performance comparisons.)

     It's important to remember that the fund's return is reduced by management expenses and transaction costs, while the benchmark's is not.

BUT WHY DID THE FUND'S BENCHMARK OUTPERFORM BY A WIDER MARGIN THAN THE EXPENSE
RATIO?

     The benchmark STRIPS issue performed better than all other STRIPS maturing in 2004-2006. Target: 2005 holds many of those other zero-coupon bonds (zeros)
in its portfolio but very little of the benchmark security, and that's why the fund's performance wasn't quite as strong.

     The benchmark was in high demand for reconstitution, and that helped drive its yield down more than other STRIPS in this maturity sector.

WHAT'S RECONSTITUTION?

     Zeros are created by "stripping" an ordinary Treasury bond into its component parts--interest coupons and a principal payment--and selling each component as an individual bond. Reconstitution reverses this process--buying up all of the component parts and converting them back into a whole Treasury bond.

     The federal government continued  to buy back some of its longer-term
Treasury bonds over the past year, and many bond dealers participating in the buybacks found reconstituting these bonds cheaper than buying existing ones.
Every bond maturing from 2006 to 2030 has interest payments due in 2005, so dealers have been actively buying coupon STRIPS in this maturity sector, especially the November 2005 STRIPS that is the fund's benchmark.

     Even though this situation has hurt Target: 2005's short-term performance relative to the benchmark, we've tried to use it as an opportunity to boost the fund's longer-term returns.

HOW SO?

     We sold some of the portfolio's coupon STRIPS to dealers for reconstitution and shifted that money into principal STRIPS, which offered higher yields. New investments in the portfolio were also invested in principal STRIPS. We expect the extra yield to boost the fund's return between now and when the fund matures in 2005.

     We focused on principal STRIPS maturing in mid-2005, which shortened the fund's weighted average maturity (WAM) date from mid-October 2005 to late
September. It also brought the fund's STRIPS weighting up from 25%  a year ago to 40%.

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"TARGET: 2005 PERFORMED WELL, POSTING A DOUBLE-DIGIT RETURN."

PORTFOLIO AT A GLANCE
                           9/30/01       9/30/00
NUMBER OF SECURITIES         34            37
ANTICIPATED GROWTH
   RATE                     3.38%         5.61%
WEIGHTED AVERAGE
   MATURITY DATE           9/23/05      10/17/05
ANTICIPATED VALUE AT
   MATURITY (AVM)*         $101.32       $101.94
EXPENSE RATIO (FOR
   INVESTOR CLASS)          0.59%         0.59%

* See graph on page 5.

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its
AVM. There is also no guarantee that the AVM will fluctuate as little  in the future as it has in the past. For more information, please consult the prospectus.

Investment terms are defined in the Glossary on pages 53-54.

6      1-800-345-2021

Target: 2005 --Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT OTHER CHANGES DID YOU MAKE TO THE PORTFOLIO?

     Our goal is to track the performance of the fund's benchmark, but we try to add value at the margins through opportunistic trading. Trading coupon STRIPS for principal STRIPS to add yield is one example of this.

     Another example--we sold a portion of the fund's TRs (generic Treasury
Receipt zeros created in the early 1980s, before the Treasury introduced STRIPS)
when they rallied relative to STRIPS during April and May. In late September, however, we were able to find TRs at a cheaper price and added them to the portfolio. So, at the end of September, the percentage of TRs in the portfolio was about the same as it was six months ago, but we booked some profits and added yield along the way.

SHIFTING GEARS, WHAT'S YOUR OUTLOOK FOR U.S. INTEREST RATES?

     The U.S. economy appears to be headed for a recession; in fact, we're probably in one right now. The technical definition of a recession is two straight quarters of negative economic growth, and we expect to see that happen in the third and fourth quarters of 2001.

     But it's unclear how long this economic malaise will last. The Federal
Reserve keeps lowering short-term interest rates--as it did for the ninth time this year in early October--and the federal government is considering fiscal stimulus, such as tax cuts and subsidies. These efforts should ultimately help boost the economy, but there is always a lag before you start to see the positive effects.

     As a result, we expect the yield curve to get even steeper in the coming months. Although short-term yields are currently at 40-year lows, they're likely to fall further in anticipation of more Fed rate cuts.

     However, as long as the possibility of an economic recovery in 2002 exists, long-term yields seem likely to hold steady in a narrow range. Then again, long-term yields could break out of that range if the economic outlook worsens dramatically, or if the Treasury Department further reduces 30-year bond sales.

WHAT ARE YOUR PLANS FOR TARGET: 2005 GOING FORWARD?

     We intend to maintain the fund's current positioning, making modest adjustments when we find opportunities to add value. We may look to move the portfolio's WAM date a little nearer to the November 15, 2005, maturity date  of its benchmark to help the fund  more closely track the benchmark's performance.

[right margin]

"THE PERCENTAGE OF TRS IN THE PORTFOLIO WAS ABOUT THE SAME AS IT WAS SIX
MONTHS AGO, BUT WE BOOKED SOME PROFITS AND ADDED YIELD ALONG THE WAY."

TYPES OF INVESTMENTS IN
THE PORTFOLIO
[pie charts]
                        AS OF SEPTEMBER 30, 2001
BECCS                              43.0%
STRIPS                             40.4%
TRS                                10.4%
OTHER                               6.2%

                            AS OF MARCH 31, 2001

BECCS                              42.0%
STRIPS                             40.4%
TRS                                14.3%
OTHER                               3.3%

Investment terms are defined in the Glossary on pages 53-54.

                                                  www.americancentury.com      7

Target: 2005 --Schedule of Investments
--------------------------------------------------------------------------------

SEPTEMBER 30, 2001

Principal Amount                                                        Value
--------------------------------------------------------------------------------

ZERO-COUPON U.S. TREASURY SECURITIES(1) -- 99.6%
              $15,200,000  BECC, 6.11%, 5/15/04                     $ 13,844,134
                3,000,000  BECC, 5.12%, 11/15/04                       2,668,149
                  693,750  CUBES, 6.56%, 11/15/04                        618,524
                   87,000  ETR, 5.96%, 11/15/04                           77,447
               17,000,000  STRIPS - COUPON, 4.89%,
                              11/15/04                                15,306,154
                   27,000  TIGR, 5.90%, 11/15/04                          24,058
                   50,000  TR, 6.24%, 11/15/04                            44,578
               35,110,000  BECC, 6.19%, 2/15/05                       30,755,940
                4,600,000  STRIPS - COUPON, 5.87%,
                              2/15/05                                  4,083,250
               49,000,000  BECC, 5.83%, 5/15/05                       42,353,495
                2,000,000  STRIPS - COUPON, 4.68%,
                              5/15/05                                  1,753,462
                2,059,000  STRIPS - PRINCIPAL, 5.90%,
                              5/15/05                                  1,801,982
                  428,750  TBR, 9.37%, 5/15/05                           370,330
                6,450,000  TR, 8.38%, 5/15/05                          5,579,063
                6,000,000  STRIPS - COUPON, 3.81%,
                              8/15/05                                  5,202,940
               75,920,000  STRIPS - PRINCIPAL, 5.91%,
                              8/15/05                                 65,584,795
               30,100,000  BECC, 6.15%, 11/15/05                      25,545,288
                1,200,000  LION, 6.41%, 11/15/05                       1,016,772
                4,600,000  STRIPS - COUPON, 6.42%,
                              11/15/05                                 3,967,611
                3,000,000  STRIPS - PRINCIPAL, 4.77%,
                              11/15/05                                 2,570,870
                2,247,000  TBR, 8.45%, 11/15/05                        1,905,445
               20,000,000  TIGR, 4.08%, 11/15/05                      17,028,586

Principal Amount                                                        Value
--------------------------------------------------------------------------------

              $10,056,000  STRIPS - COUPON, 6.28%,
                              2/15/06                               $  8,498,885
                6,000,000  STRIPS - PRINCIPAL, 4.96%,
                              2/15/06                                  5,085,093
                1,003,875  TR, 5.54%, 2/15/06                            836,875
               18,420,000  BECC, 5.95%, 5/15/06                       15,087,168
               28,598,000  STRIPS - COUPON, 6.23%,
                              5/15/06                                 23,851,720
                  410,000  TBR, 8.46%, 5/15/06                           335,513
               36,264,000  TR, 5.29%, 5/15/06                         29,729,441
                1,800,000  STRIPS - COUPON, 5.94%,
                              8/15/06                                  1,485,889
               24,125,000  BECC, 5.50%, 11/15/06                      19,323,347
                  100,000  U.S. Treasury Corpus, 5.38%,
                              11/15/06                                    80,057
                                                                    ------------
TOTAL ZERO-COUPON U.S. TREASURY
SECURITIES                                                           346,416,861
                                                                    ------------
   (Cost $323,175,685)

ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES(1) -- 0.4%
                  661,000  REFCORP STRIPS - COUPON,
                              6.43%, 10/15/05                            567,334
                  800,000  REFCORP STRIPS - COUPON,
                              7.54%, 7/15/06                             656,398
                                                                    ------------
TOTAL ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES                                                      1,223,732
                                                                    ------------
   (Cost $1,073,253)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $347,640,593
                                                                    ============
   (Cost $324,248,938)

NOTES TO SCHEDULE OF INVESTMENTS

BECC = Book Entry Callable Corpus

CUBES = Coupons Under Book Entry Safekeeping

ETR = Easy Growth Treasury Receipts

LION = Lehman Investment Opportunity Note

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

TBR = Treasury Bond Receipts

TIGR = Treasury Investment Growth Receipts

TR = Treasury Receipts

(1) Rates indicated are the yield to maturity at purchase. These securities are purchased at a substantial discount from their value at maturity.

8      1-800-345-2021                         See Notes to Financial Statements

Target: 2010 --Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 2001

                    INVESTOR CLASS (INCEPTION 3/25/85)                ADVISOR CLASS (INCEPTION 10/20/98)
                  TARGET       11/15/10     MERRILL LYNCH          TARGET       11/15/10     MERRILL LYNCH
                MATURITIES     MATURITY       LONG-TERM          MATURITIES     MATURITY       LONG-TERM
               TRUST: 2010   STRIPS ISSUE   TREASURY INDEX      TRUST: 2010   STRIPS ISSUE   TREASURY INDEX
===========================================================================================================
6 MONTHS(1) ...    4.47%         5.02%          5.01%               4.33%         5.02%          5.01%
1 YEAR ........   17.89%        18.16%         14.15%              17.63%        18.16%         14.15%
===========================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS .......    4.46%         5.27%          5.00%                --            --             --
5 YEARS .......   10.72%        11.48%          9.82%                --            --             --
10 YEARS ......   10.92%        11.52%          9.46%                --            --             --
LIFE OF FUND ..   14.24%        15.60%(2)      11.38%(2)            5.41%         6.34%(3)       5.72%(3)

(1) Returns for periods less than one year are not annualized.

(2) Index data since 3/31/85, the date nearest the class's inception for which data are available.

(3) Index data since 10/31/98, the date nearest the class's inception for which data are available.

See pages 51-53 for information about share classes, returns, the comparative index, and the fund's benchmark.

GROWTH OF $10,000 OVER 10 YEARS

The graph at left shows the growth of a $10,000 investment in the fund over 10 years. The Merrill Lynch Long-Term Treasury Index and the fund's benchmark are provided for comparison. The Target: 2010 portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index and the benchmark do not.

SHARE PRICE VS. ANTICIPATED VALUE AT MATURITY

The top line in the graph represents the fund's Anticipated Value at Maturity
(AVM--defined on page 53), which fluctuates from day to day based on the fund's weighted average maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM. While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even  if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as  it has in the past.

Both graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less  than original cost.

                                                  www.americancentury.com      9

Target: 2010 --Q&A
--------------------------------------------------------------------------------

     An interview with Jeremy Fletcher and Dave Schroeder (pictured on page 6), portfolio managers on the Target Maturities Trust investment team.

HOW DID THE FUND PERFORM DURING THE YEAR ENDED SEPTEMBER 30, 2001?

     Target: 2010 performed well, posting the highest return among the Target funds. For the fiscal year ended September 30, the portfolio returned 17.89%, compared with the 18.16% return of its benchmark, a STRIPS issue maturing on
November 15, 2010.* (See the previous page for other fund performance comparisons.)

     It's important to remember that the fund's return is reduced by management expenses and transaction costs, while the benchmark's is not.

WHAT CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?

     Generally speaking, zero-coupon bonds (zeros) maturing in and around 2010 benefited the most as the yield curve steepened (see page 4). Yields of zeros with 10-year maturities fell more than long-term bond yields. So 10-year zeros produced more price gains than long-term zeros. And 10-year zeros have more price sensitivity than shorter-term bonds, so they rallied more in price even though their yields didn't fall as far.

     In addition, the fund got a boost from its position in REFCORPs, which made up 40-50% of the portfolio. Over the past year, REFCORPs maturing in 2010 outperformed STRIPS with similar maturities. We tried to add REFCORPs to the portfolio whenever we could.

THEN WHY DID THE PERCENTAGE OF REFCORPS IN THE PORTFOLIO FALL DURING  THE PAST
YEAR?

     Cash flows played an important role. More than $29 million in new investments came into Target: 2010 over the past year, and we invested the incoming cash in STRIPS because they are the most liquid (easy to buy and sell)
zeros. As a result, the fund's STRIPS holdings rose from 36% of the portfolio a year ago to 55%, and the REFCORP percentage fell accordingly.

     We managed to pick up some REFCORPs by selling the portfolio's ETRs, which are receipt zeros issued by Dean Witter in the early 1980s. These ETRs, which had been in the portfolio for 10 years, don't trade very often,  and we intended to hang onto them until they matured in 2009. But we were able to sell them at a nice profit in late 2000 while trading into more-liquid REFCORPs with equally attractive yields.

WHAT OTHER CHANGES DID YOU MAKE TO  THE PORTFOLIO?

     Our goal is to track the performance of the fund's benchmark, but we try to add value at the margins through opportunistic trading. For example, in June  we sold some coupon REFCORPs maturing in July 2009 and bought principal REFCORPs maturing in November 2009, picking up a little extra yield in the process. This was a modest trade, but over the long haul we expect trades like this to boost returns and increase the fund's share price at maturity.

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"TARGET: 2010 PERFORMED WELL, POSTING THE HIGHEST RETURN AMONG THE TARGET
FUNDS."

PORTFOLIO AT A GLANCE
                            9/30/01       9/30/00
NUMBER OF SECURITIES          18            19
ANTICIPATED GROWTH
   RATE                      4.42%         5.68%
WEIGHTED AVERAGE
   MATURITY DATE           10/18/10      10/15/10
ANTICIPATED VALUE AT
   MATURITY (AVM)*          $104.90       $105.14
EXPENSE RATIO (FOR
   INVESTOR CLASS)           0.59%         0.59%

* See graph on page 9.

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its
AVM. There is also no guarantee that the AVM will fluctuate as little  in the future as it has in the past. For more information, please consult the prospectus.

Investment terms are defined in the Glossary on pages 53-54.

10      1-800-345-2021

Target: 2010 --Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

SHIFTING GEARS, WHAT'S YOUR OUTLOOK FOR U.S. INTEREST RATES?

     The U.S. economy appears to be headed for a recession; in fact, we're probably in one right now. The technical definition of a recession is two straight quarters of negative economic growth, and we expect to see that happen in the third and fourth quarters of 2001.

     But it's unclear how long this economic malaise will last. The Federal
Reserve keeps lowering short-term interest rates--as it did for the ninth time this year in early October--and the federal government is considering fiscal stimulus, such as tax cuts and subsidies. These efforts should ultimately help boost the economy, but there is always a lag before you start to see the positive effects.

     As a result, we expect the yield curve to get even steeper in the coming months. Although short-term yields are currently at 40-year lows, they're likely to fall further in anticipation of more Fed rate cuts.

     However, as long as the possibility of an economic recovery in 2002 exists, long-term yields seem likely to hold steady in a narrow range. Then again, long-term yields could break out of that range if the economic outlook worsens dramatically, or if the Treasury Department further reduces 30-year bond sales.

WHAT ARE YOUR PLANS FOR TARGET: 2010 GOING FORWARD?

     We intend to maintain the fund's current positioning, making modest adjustments when we find opportunities to add value. We may look to move the portfolio's WAM date a little nearer to the November 15, 2010, maturity date  of its benchmark to help the fund  more closely track the benchmark's performance.

[right margin]

"WE MANAGED TO PICK UP SOME REFCORPS BY SELLING THE PORTFOLIO'S ETRS."

TYPES OF INVESTMENTS IN
THE PORTFOLIO
[pie charts]
                       AS OF SEPTEMBER 30, 2001
STRIPS                          55.2%
REFCORPS                        43.2%
CATS                             1.6%

                         AS OF MARCH 31, 2001
STRIPS                          59.3%
REFCORPS                        39.2%
CATS                             1.5%

Investment terms are defined in the Glossary on pages 53-54.

                                                 www.americancentury.com      11

Target: 2010 --Schedule of Investments
--------------------------------------------------------------------------------

SEPTEMBER 30, 2001

Principal Amount                                                        Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. TREASURY SECURITIES(1) -- 56.8%
             $  6,000,000  CATS, 6.78%, 8/15/09                     $  4,056,405
                1,000,000  CATS, 6.79%, 11/15/09                         667,715
                2,000,000  STRIPS - COUPON, 5.34%,
                              11/15/09                                 1,373,012
               70,500,000  STRIPS - PRINCIPAL, 5.59%,
                              11/15/09                                47,279,504
                8,500,000  STRIPS - COUPON, 5.85%,
                              2/15/10                                  5,711,801
               25,587,000  STRIPS - COUPON, 5.66%,
                              5/15/10                                 16,919,600
               28,577,000  STRIPS - COUPON, 6.30%,
                              8/15/10                                 18,671,494
                3,839,000  STRIPS - COUPON, 8.40%,
                              11/15/10                                 2,473,995
               32,860,000  STRIPS - COUPON, 8.00%,
                              2/15/11                                 20,751,207
               21,000,000  STRIPS - COUPON, 6.24%,
                              5/15/11                                 13,050,866
               54,715,000  STRIPS - COUPON, 6.56%,
                              8/15/11                                 33,521,441
                                                                    ------------
TOTAL ZERO-COUPON U.S. TREASURY
SECURITIES                                                           164,477,040
                                                                    ------------
   (Cost $146,539,244)

Principal Amount                                                        Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES(1) -- 43.2%
             $  2,000,000  REFCORP STRIPS - COUPON,
                              5.40%, 7/15/09                        $  1,373,378
                  728,000  REFCORP STRIPS - COUPON,
                              8.37%, 4/15/10                             475,353
               90,023,000  REFCORP STRIPS - COUPON,
                              6.40%, 10/15/10                         57,231,072
               69,361,000  REFCORP STRIPS - COUPON,
                              5.68%, 1/15/11                          43,193,376
               23,850,000  REFCORP STRIPS - COUPON,
                              7.48%, 4/15/11                          14,609,450
                7,000,000  REFCORP STRIPS - COUPON,
                              4.98%, 7/15/11                           4,225,135
                7,000,000  REFCORP STRIPS - COUPON,
                              6.53%, 10/15/11                          4,179,127
                                                                    ------------
TOTAL ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES                                                    125,286,891
                                                                    ------------
   (Cost $113,812,786)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $289,763,931
                                                                    ============
   (Cost $260,352,030)

NOTES TO SCHEDULE OF INVESTMENTS

CATS = Certificates of Accrual of Treasury Securities

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

(1) Rates indicated are the yield to maturity at purchase. These securities are purchased at a substantial discount from their value at maturity.

12      1-800-345-2021                         See Notes to Financial Statements

Target: 2015 --Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 2001

                    INVESTOR CLASS (INCEPTION 9/1/86)                 ADVISOR CLASS (INCEPTION 7/23/99)
                  TARGET       11/15/15     MERRILL LYNCH          TARGET       11/15/15     MERRILL LYNCH
                MATURITIES     MATURITY       LONG-TERM          MATURITIES     MATURITY       LONG-TERM
               TRUST: 2015   STRIPS ISSUE   TREASURY INDEX      TRUST: 2015   STRIPS ISSUE   TREASURY INDEX
===========================================================================================================
6 MONTHS(1)        4.61%         4.78%          5.01%               4.46%         4.78%          5.01%
1 YEAR            15.35%        15.53%         14.15%              15.08%        15.53%         14.15%
===========================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS            3.56%         4.50%          5.00%                --            --             --
5 YEARS           11.63%        12.40%          9.82%                --            --             --
10 YEARS          11.63%        12.25%          9.46%                --            --             --
LIFE OF FUND      10.34%         9.82%          9.29%(2)           11.25%        13.43%(3)      11.13%(3)

(1) Returns for periods less than one year are not annualized.

(2) Index data since 8/31/86, the date nearest the class's inception for which data are available.

(3) Index data since 7/31/99, the date nearest the class's inception for which data are available.

See pages 51-53 for information about share classes, returns, the comparative index, and the fund's benchmark.

GROWTH OF $10,000 OVER 10 YEARS

The graph at left shows the growth of a $10,000 investment in the fund over 10 years. The Merrill Lynch Long-Term Treasury Index and the fund's benchmark are provided for comparison. The Target: 2015 portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index and the benchmark do not.

SHARE PRICE VS. ANTICIPATED VALUE AT MATURITY

The top line in the graph represents the fund's Anticipated Value at Maturity
(AVM--defined on page 53), which fluctuates from day to day based on the fund's weighted average maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM. While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even  if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as  it has in the past.

Both graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less  than original cost.

                                                 www.americancentury.com      13

Target: 2015 --Q&A
--------------------------------------------------------------------------------

     An interview with Jeremy Fletcher and Dave Schroeder (pictured on page 6), portfolio managers on the Target Maturities Trust investment team.

HOW DID THE FUND PERFORM DURING THE YEAR ENDED SEPTEMBER 30, 2001?

     Target: 2015 performed well, posting a double-digit return. For the fiscal year ended September 30, the portfolio returned 15.35%, compared with the 15.53%
return of its benchmark, a STRIPS issue maturing on November 15, 2015.* (See the previous page for other fund performance comparisons.)

     It's important to remember that the fund's return is reduced by management expenses and transaction costs, while the benchmark's is not.

WHAT CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?

     Zero-coupon bonds (zeros) maturing in and around 2015 rallied significantly in price as yields fell. STRIPS yields came down about 75 basis points (or
0.75%); more importantly, the yields of REFCORPs fell even further, allowing them to outperform STRIPS. This was key for Target: 2015 because REFCORPs made up two-thirds to three-quarters of the portfolio throughout the fiscal year.

WHY DIDN'T YOU ADD MORE REFCORPS?

     The fund's long-term goal is to track the performance of its benchmark, which is a STRIPS issue. So we keep a minimum of 25% of the portfolio in STRIPS to help ensure that the fund's performance doesn't stray too far from that of the benchmark's.

     REFCORPs maturing in 2015 currently offer a yield that is 25 basis points
(0.25%) higher than similar-maturity STRIPS, down from 30 basis points higher a year ago. Investing the majority of the Target: 2015 portfolio in these securities should enhance returns in the long run, but they can increase volatility in the short term. This worked in the fund's favor over the past year, but that won't always be the case.

WHAT OTHER CHANGES DID YOU MAKE TO  THE PORTFOLIO?

     As we mentioned before, our goal is to track the performance of the fund's benchmark, but we try to add value at the margins through opportunistic trading.
For example, in July and September, we sold some principal STRIPS and bought coupon STRIPS with the same maturity date, picking up a little extra yield in the process. These were modest trades, but over the long haul we expect trades like this to boost returns and increase the fund's share price at maturity.

SHIFTING GEARS, WHAT'S YOUR OUTLOOK FOR U.S. INTEREST RATES?

     The U.S. economy appears to be headed for a recession; in fact, we're probably in one right now. The technical definition of a recession is two straight quarters of negative economic growth, and we expect to see that happen in the third and fourth quarters of 2001.

     But it's unclear how long this economic malaise will last. The Federal
Reserve keeps lowering short-term interest rates--as it did for the ninth time

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"TARGET: 2015 PERFORMED WELL, POSTING A DOUBLE-DIGIT RETURN."

PORTFOLIO AT A GLANCE
                            9/30/01       9/30/00
NUMBER OF SECURITIES          12            14
ANTICIPATED GROWTH
   RATE                      5.14%         5.77%
WEIGHTED AVERAGE
   MATURITY DATE           11/19/15      11/12/15
ANTICIPATED VALUE AT
   MATURITY (AVM)*          $113.56       $113.36
EXPENSE RATIO (FOR
   INVESTOR CLASS)           0.59%         0.59%

* See graph on page 13.

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its
AVM. There is also no guarantee that the AVM will fluctuate as little  in the future as it has in the past. For more information, please consult the prospectus.

Investment terms are defined in the Glossary on pages 53-54.

14      1-800-345-2021

Target: 2015 --Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

this year in early October--and the federal government is considering fiscal stimulus, such as tax cuts and subsidies. These efforts should ultimately help boost the economy, but there is always a lag before you start to see the positive effects.

     As a result, we expect the yield curve to get even steeper in the coming months. Although short-term yields are currently at 40-year lows, they're likely to fall further in anticipation of more Fed rate cuts.

     However, as long as the possibility of an economic recovery in 2002 exists, long-term yields seem likely to hold steady in a narrow range. Then again, long-term yields could break out of that range if the economic outlook worsens dramatically, or if the Treasury Department further reduces 30-year bond sales.

WHAT ARE YOUR PLANS FOR TARGET: 2015 GOING FORWARD?

     We intend to maintain the fund's current positioning, making modest adjustments when we find opportunities to add value. We also expect to keep the portfolio's WAM date close to the November 15, 2015, maturity date of its benchmark to help the fund closely track the benchmark's performance.

[right margin]

"REFCORPS MADE UP TWO-THIRDS TO THREE-QUARTERS OF THE PORTFOLIO THROUGHOUT
THE FISCAL YEAR, BOOSTING FUND PERFORMANCE."

TYPES OF INVESTMENTS IN
THE PORTFOLIO
[pie charts]
                       AS OF SEPTEMBER 30, 2001
REFCORPS                        74.4%
STRIPS                          25.6%

                         AS OF MARCH 31, 2001
REFCORPS                        68.3%
STRIPS                          31.7%

Investment terms are defined in the Glossary on pages 53-54.

                                                 www.americancentury.com      15

Target: 2015 --Schedule of Investments
--------------------------------------------------------------------------------

SEPTEMBER 30, 2001

Principal Amount                                                        Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES(1) -- 74.4%
              $29,310,000  REFCORP STRIPS -- COUPON,
                              7.02%, 1/15/15                        $ 13,817,491
               38,560,000  REFCORP STRIPS -- COUPON,
                              7.91%, 4/15/15                          17,851,980
               34,469,000  REFCORP STRIPS -- COUPON,
                              8.20%, 7/15/15                          15,680,222
               38,598,000  REFCORP STRIPS -- COUPON,
                              8.125%, 10/15/15                        17,262,186
               47,591,000  REFCORP STRIPS -- COUPON,
                              7.51%, 7/15/16                          20,155,738
               55,742,000  REFCORP STRIPS -- COUPON,
                              6.85%, 10/15/16                         23,182,345
                                                                    ------------
TOTAL ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES                                                    107,949,962
                                                                    ------------
   (Cost $86,110,748)

Principal Amount                                                        Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. TREASURY SECURITIES(1) -- 25.6%
             $  5,350,000  STRIPS -- COUPON, 8.56%,
                              2/15/15                               $  2,596,476
               13,408,000  STRIPS -- COUPON, 9.17%,
                              5/15/15                                  6,394,365
               17,703,000  STRIPS -- COUPON, 8.98%,
                              8/15/15                                  8,300,669
               26,481,000  STRIPS -- COUPON, 7.32%,
                              11/15/15                                12,214,596
                9,300,000  STRIPS -- COUPON, 8.60%,
                              2/15/16                                  4,216,582
                7,700,000  STRIPS -- COUPON, 8.53%,
                              5/15/16                                  3,431,219
                                                                    ------------
TOTAL ZERO-COUPON U.S. TREASURY
SECURITIES                                                            37,153,907
                                                                    ------------
   (Cost $25,966,391)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $145,103,869
                                                                    ============
   (Cost $112,077,139)

NOTES TO SCHEDULE OF INVESTMENTS

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

(1) Rates indicated are the yield to maturity at purchase. These securities are purchased at a substantial discount from their value at maturity.

16      1-800-345-2021                         See Notes to Financial Statements

Target: 2020 --Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 2001

                    INVESTOR CLASS (INCEPTION 12/29/89)               ADVISOR CLASS (INCEPTION 10/19/98)
                  TARGET                    MERRILL LYNCH          TARGET       11/15/20     MERRILL LYNCH
                MATURITIES      FUND          LONG-TERM          MATURITIES     MATURITY       LONG-TERM
               TRUST: 2020   BENCHMARK(2)   TREASURY INDEX      TRUST: 2020   STRIPS ISSUE   TREASURY INDEX
===========================================================================================================
6 MONTHS(1) ...    3.03%        3.22%           5.01%              2.91%          3.22%          5.01%
1 YEAR ........   12.36%       12.75%          14.15%             12.09%         12.75%         14.15%
===========================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS .......    1.90%        3.04%           5.00%               --             --             --
5 YEARS .......   12.20%       13.16%           9.82%               --             --             --
10 YEARS ......   12.05%       12.52%           9.46%               --             --             --
LIFE OF FUND ..   10.57%       10.57%(3)        9.53%(3)           3.11%         4.68%(4)       5.72%(4)

(1) Returns for periods less than one year are not annualized.

(2) From December 1989 through April 1990, the Investor Class benchmark was an
    8/15/19 STRIPS issue; from May 1990 through October 1991, it was an 11/15/19
    STRIPS issue; and from November 1991 to the present, it has been an 11/15/20
    STRIPS issue.

(3) Index data since 12/31/89, the date nearest the class's inception for which data are available.

(4) Index data since 10/31/98, the date nearest the class's inception for which data are available.

See pages 51-53 for information about share classes, returns, the comparative index, and the fund's benchmark.

GROWTH OF $10,000 OVER 10 YEARS

The graph at left shows the growth of a $10,000 investment in the fund over 10 years. The Merrill Lynch Long-Term Treasury Index and the fund's benchmark are provided for comparison. The Target: 2020 portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index and the benchmark do not.

SHARE PRICE VS. ANTICIPATED VALUE AT MATURITY

The top line in the graph represents the fund's Anticipated Value at Maturity
(AVM--defined on page 53), which fluctuates from day to day based on the fund's weighted average maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM. While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even  if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as  it has in the past.

Both graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less  than original cost.

                                                 www.americancentury.com      17

Target: 2020 --Q&A
--------------------------------------------------------------------------------

     An interview with Jeremy Fletcher and Dave Schroeder (pictured on page 6), portfolio managers on the Target Maturities Trust investment team.

HOW DID THE FUND PERFORM DURING THE YEAR ENDED SEPTEMBER 30, 2001?

     Target: 2020 performed well, posting a double-digit return. For the fiscal year ended September 30, the portfolio returned 12.36%, compared with the 12.75%
return of its benchmark, a STRIPS issue maturing on November 15, 2020.* (See the previous page for other fund performance comparisons.)

     It's important to remember that the fund's return is reduced by management expenses and transaction costs, while the benchmark's is not.

WHAT CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?

     Zero-coupon bonds (zeros) maturing in and around 2020 rallied in price as yields fell. STRIPS yields came down about 50 basis points (or 0.50%), and
REFCORP yields fell a similar amount. In addition, REFCORPs consistently offered yields that were 25-30 basis points higher than STRIPS yields, a pretty wide gap historically. That was a key factor because REFCORPs made up two-thirds to three-quarters of the Target: 2020 portfolio throughout the fiscal year.

WHY DIDN'T YOU ADD MORE REFCORPS?

     The fund's long-term goal is to track the performance of its benchmark, which is a STRIPS issue. So we keep a minimum of 25% of the portfolio in STRIPS to help ensure that the fund's performance doesn't stray too far from that of the benchmark's.

     In fact, we sold some of the portfolio's REFCORPs to meet cash outflows.
Investors withdrew about $54 million from the portfolio in the last six months.
Ordinarily, we sell STRIPS to meet cash outflows because they are the easiest zeros to buy and sell, but that would have put the fund below the 25% threshold, so we sold a combination of STRIPS and REFCORPs.

DID THESE SALES NEGATIVELY IMPACT FUND PERFORMANCE?

     Not at all. The zero market is very liquid, so it's easy for us to buy or sell STRIPS and even REFCORPs to meet cash flow needs. We've seen huge amounts of money come and go over the years, and that hasn't prevented the fund from tracking the performance of its benchmark based on life-of-fund returns (see the previous page).

     That said, our selling activity will result in a sizeable capital gains distribution this year.

HOW BIG OF A CAPITAL GAINS DISTRIBUTION?

     Based on our latest estimate, Target: 2020 shareholders will receive a taxable capital gains distribution of approximately $6.24 per share in December, equal to about 15% of the share price as of September 30. Keep in mind that this is only an estimate, and the amount could change between now and the actual distribution date.

     Whenever we sell securities to meet cash outflows, we try to minimize the taxable gains for our shareholders. But in the last five years, the Target: 2020 fund's assets have fallen from about $1 billion to $227 million as shareholders steadily withdrew money from the portfolio. Most of the zeros we've sold this

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"TARGET: 2020 PERFORMED WELL, POSTING A DOUBLE-DIGIT RETURN."

PORTFOLIO AT A GLANCE
                           9/30/01      9/30/00
NUMBER OF SECURITIES         19           16
ANTICIPATED GROWTH
   RATE                     5.43%        5.76%
WEIGHTED AVERAGE
   MATURITY DATE           9/26/20      9/19/20
ANTICIPATED VALUE AT
   MATURITY (AVM)*         $108.24      $108.05
EXPENSE RATIO (FOR
   INVESTOR CLASS)          0.59%        0.59%

* See graph on page 17.

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its
AVM. There is also no guarantee that the AVM will fluctuate as little  in the future as it has in the past. For more information, please consult the prospectus.

Investment terms are defined in the Glossary on pages 53-54.

18      1-800-345-2021

Target: 2020 --Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

year are ones that have been in the portfolio since the early '90s. Back then, zero yields were 8-9%; today, as we sell these securities, yields are below 6%.
That means some pretty healthy price gains, and we're required to distribute them to our shareholders.

BESIDES THE SELLING ACTIVITY, WHAT OTHER CHANGES DID YOU MAKE TO THE PORTFOLIO?

     As we mentioned before, our goal is to track the performance of the fund's benchmark, but we try to add value at the margins through opportunistic trading.
For example, in April and May, we sold some of the fund's REFCORPs after they had rallied and bought STRIPS. Then, in the summer, we reversed these trades, selling STRIPS and buying back REFCORPs when they were much cheaper. These were modest trades, but over the long haul we expect trades like this to boost returns and increase the fund's share price at maturity.

SHIFTING GEARS, WHAT'S YOUR OUTLOOK FOR U.S. INTEREST RATES?

     The U.S. economy appears to be headed for a recession; in fact, we're probably in one right now. The technical definition of a recession is two straight quarters of negative economic growth, and we expect to see that happen in the third and fourth quarters of 2001.

     But it's unclear how long this economic malaise will last. The Federal
Reserve keeps lowering short-term interest rates--as it did for the ninth time this year in early October--and the federal government is considering fiscal stimulus, such as tax cuts and subsidies. These efforts should ultimately help boost the economy, but there is always a lag before you start to see the positive effects.

     As a result, we expect the yield curve to get even steeper in the coming months. Although short-term yields are currently at 40-year lows, they're likely to fall further in anticipation of more Fed rate cuts.

     However, as long as the possibility of an economic recovery in 2002 exists, long-term yields seem likely to hold steady in a narrow range. Then again, long-term yields could break out of that range if the economic outlook worsens dramatically, or if the Treasury Department further reduces 30-year bond sales.

WHAT ARE YOUR PLANS FOR TARGET: 2020 GOING FORWARD?

     We intend to maintain the fund's current positioning, making modest adjustments when we find opportunities to add value. We may also continue to move the portfolio's WAM date nearer to the November 15, 2020, maturity  date of its benchmark to help the fund more closely track the benchmark's performance.

[right margin]

"WE SOLD SOME OF THE FUND'S REFCORPS AFTER THEY HAD RALLIED AND BOUGHT
STRIPS, THEN REVERSED THOSE TRADES IN SUMMER."

TYPES OF INVESTMENTS IN
THE PORTFOLIO
[pie charts]
                       AS OF SEPTEMBER 30, 2001
REFCORPS                        74.0%
STRIPS                          26.0%

                         AS OF MARCH 31, 2001
REFCORPS                        73.3%
STRIPS                          26.7%

Investment terms are defined in the Glossary on pages 53-54.

                                                 www.americancentury.com      19

Target: 2020 --Schedule of Investments
--------------------------------------------------------------------------------

SEPTEMBER 30, 2001

Principal Amount                                                       Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES(1) -- 74.0%
             $ 21,000,000  REFCORP STRIPS - COUPON,
                              6.36%, 1/15/19                        $  7,475,167
                  258,000  REFCORP STRIPS - COUPON,
                              6.21%, 4/15/19                              90,321
               52,374,000  REFCORP STRIPS - COUPON,
                              8.45%, 1/15/20                          17,375,783
               18,756,000  REFCORP STRIPS - COUPON,
                              6.28%, 4/15/20                           6,118,316
               40,293,000  REFCORP STRIPS - COUPON,
                              8.09%, 7/15/20                          12,946,903
               98,894,000  REFCORP STRIPS - PRINCIPAL,
                              7.07%, 7/15/20                          31,776,512
               35,406,000  REFCORP STRIPS - COUPON,
                              6.46%, 10/15/20                         11,205,902
               73,500,000  REFCORP STRIPS - PRINCIPAL,
                              6.41%, 10/15/20                         23,262,549
               25,482,000  REFCORP STRIPS - COUPON,
                              7.98%, 1/15/21                           7,929,309
              162,945,000  REFCORP STRIPS - PRINCIPAL,
                              7.45%, 1/15/21                          50,704,073
                                                                    ------------
TOTAL ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES                                                    168,884,835
                                                                    ------------
   (Cost $139,407,635)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. TREASURY SECURITIES(1) -- 26.0%
             $ 11,000,000  STRIPS - COUPON, 8.41%,
                              2/15/20                               $  3,830,511
                6,688,000  STRIPS - COUPON, 8.44%,
                              5/15/20                                  2,291,608
               12,000,000  STRIPS - PRINCIPAL, 6.12%,
                              5/15/20                                  4,145,358
               16,135,000  STRIPS - COUPON, 6.35%,
                              8/15/20                                  5,449,648
                2,000,000  STRIPS - PRINCIPAL, 6.16%,
                              8/15/20                                    681,104
               73,407,000  STRIPS - COUPON, 7.97%,
                              11/15/20                                24,439,504
                2,750,000  STRIPS - COUPON, 8.32%,
                              2/15/21                                    900,794
                5,500,000  STRIPS - COUPON, 8.18%,
                              5/15/21                                  1,775,826
               50,000,000  STRIPS -- PRINCIPAL, 6.18%,
                              11/15/21                                15,746,919
                                                                    ------------
TOTAL ZERO-COUPON U.S. TREASURY
SECURITIES                                                            59,261,272
                                                                    ------------
   (Cost $46,361,071)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $228,146,107
                                                                    ============
   (Cost $185,768,706)

NOTES TO SCHEDULE OF INVESTMENTS

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

(1) Rates indicated are the yield to maturity at purchase. These securities are purchased at a substantial discount from their value at maturity.

20      1-800-345-2021                         See Notes to Financial Statements

Target: 2025 --Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 2001

                    INVESTOR CLASS (INCEPTION 2/15/96)                ADVISOR CLASS (INCEPTION 6/1/98)
                  TARGET                    MERRILL LYNCH          TARGET       11/15/25     MERRILL LYNCH
                MATURITIES      FUND          LONG-TERM          MATURITIES     MATURITY       LONG-TERM
               TRUST: 2025   BENCHMARK(2)   TREASURY INDEX      TRUST: 2025   STRIPS ISSUE   TREASURY INDEX
===========================================================================================================
6 MONTHS(1) ...    3.58%        4.37%           5.01%              3.41%          4.37%          5.01%
1 YEAR ........   13.40%       14.84%          14.15%             13.16%         14.84%         14.15%
===========================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS .......    1.64%        2.38%           5.00%              1.43%          2.38%          5.00%
5 YEARS .......   13.19%       13.39%           9.82%               --             --             --
LIFE OF FUND ..    9.62%       10.56%(3)        8.64%(3)           5.91%          7.29%(4)       7.64%(4)

(1) Returns for periods less than one year are not annualized.

(2) The Investor Class benchmark was an 8/15/25 STRIPS issue from inception through January 1998, when it was changed to an 11/15/25 STRIPS issue.

(3) Index data since 2/29/96, the date nearest the class's inception for which data are available.

(4) Index data since 5/31/98, the date nearest the class's inception for which data are available.

See pages 51-53 for information about share classes, returns, the comparative index, and the fund's benchmark.

GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment over the life of the fund. The Merrill Lynch Long-Term Treasury Index and the fund's benchmark are provided for comparison. The Target: 2025 portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index and the benchmark do not.

* Index data since 2/29/96, the date nearest the fund's inception for which data are available.

SHARE PRICE VS. ANTICIPATED VALUE AT MATURITY

The top line in the graph represents the fund's Anticipated Value at Maturity
(AVM--defined on page 53), which fluctuates from day to day based on the fund's weighted average maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM. While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even  if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as  it has in the past.

Both graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less  than original cost.

                                                 www.americancentury.com      21

Target: 2025 --Q&A
--------------------------------------------------------------------------------

     An interview with Jeremy Fletcher and Dave Schroeder (pictured on page 6), portfolio managers on the Target Maturities Trust investment team.

HOW DID THE FUND PERFORM DURING THE YEAR ENDED SEPTEMBER 30, 2001?

     Target: 2025 performed well, posting a double-digit return. For the fiscal year ended September 30, the portfolio returned 13.40%, compared with the 14.84%
return of its benchmark, a STRIPS issue maturing on November 15, 2025.* (See the previous page for other fund performance comparisons.)

     It's important to remember that the fund's return is reduced by management expenses and transaction costs, while the benchmark's is not.

BUT WHY DID THE FUND'S BENCHMARK OUTPERFORM BY A WIDER MARGIN THAN THE EXPENSE
RATIO?

     The main reason was an increase in the portfolio's holdings of REFCORPs, which grew from 28% to 55% of the portfolio during the year. REFCORPs maturing in and around 2025 underperformed STRIPS with comparable maturities, and that prevented the fund from keeping pace.

WHY DID THE FUND'S REFCORP HOLDINGS INCREASE SO MUCH?

     Cash outflows played a part. Shareholders withdrew approximately $219 million from the portfolio during the fiscal year--nearly 40% of the Target:
2025 fund's total assets. We sold STRIPS to meet these outflows because they are the most liquid (easiest to buy and sell) zero-coupon bonds. Selling STRIPS caused the percentage of REFCORPs in the portfolio to go up.

     We also added REFCORPs to the portfolio whenever we could find them.
REFCORPs typically offer higher yields; over the past year, REFCORPs were yielding 25-35 basis points (0.25-0.35%) more than STRIPS. Unfortunately,
REFCORPs are not widely available in this maturity sector, so we try to pick them up whenever we get the opportunity.

     Although the volatility of REFCORPs can hamper fund performance in the short term--as in the past fiscal year--the extra yield they provide should enhance fund returns over the long haul.

BESIDES THE CHANGE IN THE STRIPS/ REFCORP PERCENTAGES, DID THE SHAREHOLDER
WITHDRAWALS HAVE ANY OTHER  IMPACT ON THE PORTFOLIO?

     Yes, they caused the fund's weighted average maturity date to extend from mid-July 2025 to early-October 2025 (see the table at left), which is almost as long as it has ever been. This happened because the STRIPS we sold tended to be those maturing in late 2024 and  early 2025.

     The combination of a longer weighted average maturity date and more
REFCORPs in the portfolio boosted Target: 2025's anticipated value at maturity.
As of September 30, our calculations show an expected share price at maturity of
$116.77, almost $3 higher than we projected a year ago.

[left margin]

"TARGET: 2025 PERFORMED WELL, POSTING A DOUBLE-DIGIT RETURN."

PORTFOLIO AT A GLANCE
                            9/30/01      9/30/00
NUMBER OF SECURITIES          27           26
ANTICIPATED GROWTH
   RATE                     5.30%         5.55%
WEIGHTED AVERAGE
   MATURITY DATE           10/5/25       7/15/25
ANTICIPATED VALUE AT
   MATURITY (AVM)*         $116.77       $113.99
EXPENSE RATIO (FOR
   INVESTOR CLASS)          0.59%         0.59%

* See graph on page 21.

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its
AVM. There is also no guarantee that the AVM will fluctuate as little  in the future as it has in the past. For more information, please consult the prospectus.

Investment terms are defined in the Glossary on pages 53-54.

* All fund returns referenced in this interview are for Investor Class shares.

22      1-800-345-2021

Target: 2025 --Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT OTHER CHANGES DID YOU MAKE?

     Our goal is to track the performance of the fund's benchmark, but we try to add value at the margins through opportunistic trading. For example, in July, we sold some coupon STRIPS and bought principal STRIPS. This trade had no impact on the fund's STRIPS percentage or maturity, but it did allow us to pick up a little extra yield. This was a modest trade, but over the long haul we expect trades like this to boost returns and increase the fund's share price at maturity.

SHIFTING GEARS, WHAT'S YOUR OUTLOOK FOR U.S. INTEREST RATES?

     The U.S. economy appears to be headed for a recession; in fact, we're probably in one right now. The technical definition of a recession is two straight quarters of negative economic growth, and we expect to see that happen in the third and fourth quarters of 2001.

     But it's unclear how long this economic malaise will last. The Federal
Reserve keeps lowering short-term interest rates--as it did for the ninth time this year in early October--and the federal government is considering fiscal stimulus, such as tax cuts and subsidies. These efforts should ultimately help boost the economy, but there is always a lag before you start to see the positive effects.

     As a result, we expect the yield curve to get even steeper in the coming months. Although short-term yields are currently at 40-year lows, they're likely to fall further in anticipation of more Fed rate cuts.

     However, as long as the possibility of an economic recovery in 2002 exists, long-term yields seem likely to hold steady in a narrow range. Then again, long-term yields could break out of that range if the economic outlook worsens dramatically, or if the Treasury Department further reduces 30-year bond sales.

WHAT ARE YOUR PLANS FOR TARGET: 2025 GOING FORWARD?

     We intend to maintain the fund's current positioning, making modest adjustments when we find opportunities to add value. We may also continue to move the portfolio's WAM date nearer to the November 15, 2025, maturity  date of its benchmark to help the fund more closely track the benchmark's performance.

[right margin]

"OUR GOAL IS TO TRACK THE PERFORMANCE OF THE FUND'S BENCHMARK, BUT WE TRY
TO ADD VALUE AT THE MARGINS THROUGH OPPORTUNISTIC TRADING."

TYPES OF INVESTMENTS IN
THE PORTFOLIO
[pie charts]
                       AS OF SEPTEMBER 30, 2001
REFCORPS                        54.8%
STRIPS                          45.2%

                         AS OF MARCH 31, 2001
STRIPS                          59.4%
REFCORPS                        40.6%

Investment terms are defined in the Glossary on pages 53-54.

                                                 www.americancentury.com      23

Target: 2025 --Schedule of Investments
--------------------------------------------------------------------------------

SEPTEMBER 30, 2001

Principal Amount                                                       Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES(1) -- 54.8%
            $  19,650,000  REFCORP STRIPS - COUPON,
                              6.37%, 1/15/24                        $  5,205,124
               28,560,000  REFCORP STRIPS - COUPON,
                              6.43%, 4/15/24                           7,453,324
                5,926,000  REFCORP STRIPS - COUPON,
                              6.88%, 7/15/24                           1,523,658
               91,732,000  REFCORP STRIPS - COUPON,
                              6.74%, 10/15/24                         23,236,465
               57,050,000  REFCORP STRIPS - COUPON,
                              6.82%, 1/15/25                          14,189,478
               35,688,000  REFCORP STRIPS - COUPON,
                              6.73%, 4/15/25                           8,754,605
               30,349,000  REFCORP STRIPS - COUPON,
                              6.53%, 7/15/25                           7,334,699
              112,553,000  REFCORP STRIPS - COUPON,
                              6.72%, 10/15/25                         26,860,929
               71,435,000  REFCORP STRIPS - COUPON,
                              6.69%, 1/15/26                          16,815,934
               58,189,000  REFCORP STRIPS - COUPON,
                              6.54%, 4/15/26                          13,495,203
               98,350,000  REFCORP STRIPS - COUPON,
                              6.78%, 7/15/26                          22,472,543
               95,610,000  REFCORP STRIPS - COUPON,
                              6.92%, 10/15/26                         21,523,344
                                                                    ------------
TOTAL ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES                                                    168,865,306
                                                                    ------------
   (Cost $145,189,898)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. TREASURY SECURITIES(1) -- 45.2%
            $  35,000,000  STRIPS - COUPON, 6.33%,
                              8/15/24                               $  9,486,314
                3,500,000  STRIPS - COUPON, 7.31%,
                              11/15/24                                   937,295
                9,100,000  STRIPS - PRINCIPAL, 7.26%,
                              11/15/24                                 2,434,230
               27,900,000  STRIPS - COUPON, 6.62%,
                              2/15/25                                  7,391,043
               31,000,000  STRIPS - PRINCIPAL, 6.47%,
                              2/15/25                                  8,230,948
               42,500,000  STRIPS - COUPON, 5.87%,
                              5/15/25                                 11,112,667
               57,500,000  STRIPS - COUPON, 6.26%,
                              8/15/25                                 14,822,851
               17,850,000  STRIPS - PRINCIPAL, 6.54%,
                              8/15/25                                  4,612,218
              119,570,000  STRIPS - COUPON, 6.02%,
                              11/15/25                                30,460,636
               33,299,000  STRIPS - COUPON, 6.38%,
                              2/15/26                                  8,373,508
                2,000,000  STRIPS - PRINCIPAL, 5.69%,
                              2/15/26                                    504,121
               49,991,000  STRIPS - COUPON, 6.07%,
                              5/15/26                                 12,394,198
               52,000,000  STRIPS - COUPON, 6.42%,
                              8/15/26                                 12,711,017
               50,000,000  STRIPS - PRINCIPAL, 5.92%,
                              8/15/26                                 12,133,808
               15,000,000  STRIPS - COUPON, 6.00%,
                              11/15/26                                 3,615,085
                                                                    ------------
TOTAL ZERO-COUPON U.S. TREASURY
SECURITIES                                                           139,219,939
                                                                    ------------
   (Cost $125,601,302)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $308,085,245
                                                                    ============
   (Cost $270,791,200)

NOTES TO SCHEDULE OF INVESTMENTS

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

(1) Rates indicated are the yield to maturity at purchase. These securities are purchased at a substantial discount from their value at maturity.

24      1-800-345-2021                         See Notes to Financial Statements

Target: 2030 --Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 2001

                                 INVESTOR CLASS (INCEPTION 6/1/01)
                    TARGET MATURITIES   5/15/30 MATURITY   MERRILL LYNCH LONG-
                       TRUST: 2030        STRIPS ISSUE     TERM TREASURY INDEX
================================================================================
RETURNS
LIFE OF FUND(1)           4.13%              4.22%               7.62%(2)
================================================================================

(1) Returns for periods less than one year are not annualized.

(2) Index data since 5/31/01, the date nearest the fund's inception for which data are available.

See pages 51-53 for information about share classes, returns, the comparative index, and the fund's benchmark.

GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment over the life of the fund. The Merrill Lynch Long-Term Treasury Index and the fund's benchmark are provided for comparison. The Target: 2030 portfolio's total return includes operating expenses (such as transaction costs and management fees)  that reduce returns, while the total returns of the index and the benchmark do not. The graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above).
Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

* Merrill Lynch Index data since 5/31/01, the date nearest the fund's inception for which data are available.

                                                 www.americancentury.com      25

Target: 2030 --Q&A
--------------------------------------------------------------------------------

     An interview with Jeremy Fletcher and Dave Schroeder (pictured on page 6), portfolio managers on the Target Maturities Trust investment team.

HOW HAS THE FUND PERFORMED SINCE ITS INCEPTION?

     Target: 2030 posted a solid return, roughly keeping pace with its benchmark. From its inception on June 1, 2001, through September 30, 2001, the portfolio returned 4.13%, compared with the 4.22% return of its benchmark, a
STRIPS issue maturing on May 15, 2030.

     It's important to remember that the fund's return is reduced by management expenses and transaction costs, while the benchmark's is not.

HOW WAS THE FUND POSITIONED DURING ITS FIRST FOUR MONTHS?

     The fund held 60% REFCORPs and 40% STRIPS for much of the period. There is a limited supply of REFCORPs in this maturity sector, and there currently isn't much in the way of STRIPS, either. That's because few Treasury bonds maturing in and around 2030 have been "stripped" into their component
parts--interest coupons and principal payments--and sold as individual zero-coupon bonds.

SHIFTING GEARS, WHAT'S YOUR OUTLOOK FOR U.S. INTEREST RATES?

     The U.S. economy appears headed for a recession; in fact, we're probably in one right now. The technical definition of a recession is two straight quarters of negative economic growth, and we expect to see that happen in the third and fourth quarters of 2001.

     But it's unclear how long this economic malaise will last. The Federal
Reserve keeps lowering short-term interest rates--as it did for the ninth time this year in early October--and the federal government is considering fiscal stimulus, such as tax cuts and subsidies. These efforts should ultimately help boost the economy, but there is always a lag before you start to see the positive effects.

     As a result, we expect the yield curve to get even steeper in the coming months. Although short-term yields are currently at 40-year lows, they're likely to fall further in anticipation of more Fed rate cuts.

     However, as long as the possibility of an economic recovery in 2002 exists, long-term yields seem likely to hold steady in a narrow range. Then again, long-term yields could break out of that range if the economic outlook worsens dramatically, or if the Treasury Department further reduces 30-year bond sales.

WHAT ARE YOUR PLANS FOR TARGET: 2030 GOING FORWARD?

     We intend to maintain the fund's current positioning, making modest adjustments when we find opportunities to add value.

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

PORTFOLIO AT A GLANCE
                           AS OF SEPTEMBER 30, 2001
NUMBER OF SECURITIES                   8
ANTICIPATED GROWTH
   RATE                              5.31%
WEIGHTED AVERAGE
   MATURITY DATE                    2/7/30
ANTICIPATED VALUE AT
   MATURITY (AVM)                   $105.87
EXPENSE RATIO (FOR
   INVESTOR CLASS)                  0.59%*

* Annualized.

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its
AVM. There is also no guarantee that the AVM will fluctuate as little  in the future as it has in the past. For more information, please consult the prospectus.

TYPES OF INVESTMENTS IN
THE PORTFOLIO(1)
[pie chart]
                           AS OF SEPTEMBER 30, 2001
REFCORPS                            59.2%
STRIPS                              40.8%

(1) Excludes Temporary Cash Investments.

Investment terms are defined in the Glossary on pages 53-54.

26      1-800-345-2021

Target 2030 --Schedule of Investments
--------------------------------------------------------------------------------

SEPTEMBER 30, 2001

Principal Amount                                                       Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES(1) -- 48.7%
               $5,000,000  REFCORP STRIPS - COUPON,
                              6.20%, 1/15/30                          $  928,794
                2,000,000  REFCORP STRIPS - PRINCIPAL,
                              6.00%, 1/15/30                             369,483
                7,013,000  REFCORP STRIPS - COUPON,
                              6.10%, 4/15/30                           1,278,153
                1,000,000  REFCORP STRIPS - PRINCIPAL,
                              6.16%, 4/15/30                             182,003
                                                                      ----------
TOTAL ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES                                                      2,758,433
                                                                      ----------
   (Cost $2,704,416)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. TREASURY SECURITIES(1) -- 33.6%
               $2,200,000  STRIPS - COUPON, 5.88%,
                              5/15/29                                 $  460,207
                2,250,000  STRIPS - COUPON, 5.88%,
                              11/15/29                                   458,150
                5,000,000  STRIPS - COUPON, 5.81%,
                              5/15/30                                    985,585
                                                                      ----------
TOTAL ZERO-COUPON U.S. TREASURY
SECURITIES                                                             1,903,942
                                                                      ----------
   (Cost $1,855,630)

TEMPORARY CASH INVESTMENTS(2) -- 17.7%
                1,000,000  U.S. Treasury Bill, 2.20%,
                              10/4/01(3)                                 999,773
                                                                      ----------
   (Cost $999,817)

TOTAL INVESTMENT SECURITIES -- 100.0%                                 $5,662,148
                                                                      ==========
   (Cost $5,559,863)

NOTES TO SCHEDULE OF INVESTMENTS

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

(1) Rates indicated are the yield to maturity at purchase. These securities are purchased at a substantial discount from their value at maturity.

(2) Represents securities segregated for an extended settlement security.

(3) Rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements                www.americancentury.com      27

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as  securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results  in the fund's NET
ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

SEPTEMBER 30, 2001                       TARGET: 2005    TARGET: 2010   TARGET: 2015

ASSETS
Investment securities, at value
  (identified cost of $324,248,938,
  $260,352,030, and $112,077,139,
  respectively) (Note 3) .............  $ 347,640,593   $ 289,763,931  $ 145,103,869
Cash .................................      1,404,716         594,991           --
Investment in affiliated money
  market fund (Note 2) ...............      3,303,765       1,278,599        532,102
Receivable for capital
  shares sold ........................        616,338          96,833         40,200
                                        -------------   -------------  -------------
                                          352,965,412     291,734,354    145,676,171
                                        -------------   -------------  -------------

LIABILITIES
Disbursements in excess
  of demand deposit cash .............           --              --            4,395
Accrued management fees (Note 2) .....        159,062         136,431         69,147
Distribution fees payable (Note 2) ...          1,070             564              7
Service fees payable (Note 2) ........          1,070             564              7
Payable for trustees' fees
  and expenses (Note 2) ..............          1,207           1,022            517
                                        -------------   -------------  -------------
                                              162,409         138,581         74,073
                                        -------------   -------------  -------------

Net Assets ...........................  $ 352,803,003   $ 291,595,773  $ 145,602,098
                                        =============   =============  =============

NET ASSETS CONSIST OF:
Capital paid in ......................  $ 324,753,014   $ 249,985,635  $ 106,764,915
Undistributed net investment income ..     11,933,533      10,631,500      5,687,573
Accumulated undistributed
  net realized gain (loss)
  on investment transactions .........     (7,275,199)      1,566,737        122,880
Net unrealized appreciation
  on investments (Note 3) ............     23,391,655      29,411,901     33,026,730
                                        -------------   -------------  -------------
                                        $ 352,803,003   $ 291,595,773  $ 145,602,098
                                        =============   =============  =============

Investor Class
Net assets ...........................  $ 347,512,270   $ 288,866,761  $ 145,567,394
Shares outstanding ...................      3,919,173       4,089,375      2,628,776
Net asset value per share ............  $       88.67   $       70.64  $       55.37

Advisor Class
Net assets ...........................  $   5,290,733   $   2,729,012  $      34,704
Shares outstanding ...................         60,108          38,883            630
Net asset value per share ............  $       88.02   $       70.19  $       55.09

28      1-800-345-2021                         See Notes to Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 2001                      TARGET: 2020  TARGET: 2025  TARGET: 2030

ASSETS
Investment securities, at value
  (identified cost of $185,768,706,
  $270,791,200 and $5,559,863,
  respectively) (Note 3) .............  $228,146,107  $308,085,245  $  5,662,148
Cash .................................          --       2,492,395       576,251
Receivable for capital
  shares sold ........................        62,000       682,843       100,000
                                        ------------  ------------  ------------
                                         228,208,107   311,260,483     6,338,399
                                        ------------  ------------  ------------

LIABILITIES
Disbursements in excess
  of demand deposit cash .............       958,812          --            --
Payable for investments purchased ....          --          11,158     1,480,860
Accrued management fees (Note 2) .....       113,384       156,694         1,925
Distribution fees payable (Note 2) ...           325           206          --
Service fees payable (Note 2) ........           325           206          --
Payable for trustees' fees
  and expenses (Note 2) ..............           847         1,169            14
                                        ------------  ------------  ------------
                                           1,073,693       169,433     1,482,799
                                        ------------  ------------  ------------

Net Assets ...........................  $227,134,414  $311,091,050  $  4,855,600
                                        ============  ============  ============

NET ASSETS CONSIST OF:
Capital paid in ......................  $152,710,525  $255,229,833  $  4,689,781
Undistributed net investment income ..    10,053,505    14,067,430        63,534
Accumulated undistributed
  net realized gain
  on investment transactions .........    21,992,983     4,499,742          --
Net unrealized appreciation
  on investments (Note 3) ............    42,377,401    37,294,045       102,285
                                        ------------  ------------  ------------
                                        $227,134,414  $311,091,050  $  4,855,600
                                        ============  ============  ============

Investor Class
Net assets ...........................  $225,535,249  $310,094,444  $  4,855,600
Shares outstanding ...................     5,770,058     9,325,897       202,743
Net asset value per share ............  $      39.09  $      33.25  $      23.95

Advisor Class
Net assets ...........................  $  1,599,165  $    996,606          --
Shares outstanding ...................        41,166        30,195          --
Net asset value per share ............  $      38.85  $      33.01          --

See Notes to Financial Statements                www.americancentury.com      29

Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's  operations. In other words, it shows how much money  the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

YEAR ENDED SEPTEMBER 30, 2001         TARGET: 2005   TARGET: 2010   TARGET: 2015

INVESTMENT INCOME
Income:
Interest ..........................    $17,817,250    $15,725,878    $ 8,489,455
                                       -----------    -----------    -----------

Expenses (Note 2):
Management fees ...................      1,811,635      1,595,720        843,585
Distribution fees --
  Advisor Class ...................         10,777          5,968             78
Service fees -- Advisor Class .....         10,777          5,968             78
Trustees' fees and expenses .......         13,304         10,807          6,119
                                       -----------    -----------    -----------
                                         1,846,493      1,618,463        849,860
                                       -----------    -----------    -----------

Net investment income .............     15,970,757     14,107,415      7,639,595
                                       -----------    -----------    -----------

REALIZED AND UNREALIZED GAIN
(NOTE 3)
Net realized gain on
  investment transactions .........      3,211,940      6,580,313      2,531,101
Change in net unrealized
  appreciation on investments .....     24,033,144     22,221,471      9,645,060
                                       -----------    -----------    -----------

Net realized and
  unrealized gain .................     27,245,084     28,801,784     12,176,161
                                       -----------    -----------    -----------

Net Increase in Net Assets
  Resulting from Operations .......    $43,215,841    $42,909,199    $19,815,756
                                       ===========    ===========    ===========

30      1-800-345-2021                         See Notes to Financial Statements

Statement of Operations
--------------------------------------------------------------------------------
                                                                    (Continued)

YEAR ENDED SEPTEMBER 30, 2001 (EXCEPT AS NOTED)

                                       TARGET: 2020   TARGET: 2025  TARGET: 2030(1)
INVESTMENT INCOME
Income:
Interest ............................  $ 14,990,951   $ 23,961,401  $     69,733
Income from securities lending ......         4,724         93,049          --
                                       ------------   ------------  ------------
                                         14,995,675     24,054,450        69,733
                                       ------------   ------------  ------------

Expenses (Note 2):
Management fees .....................     1,538,934      2,455,260         6,148
Distribution fees --
  Advisor Class .....................         3,268          2,684          --
Service fees -- Advisor Class .......         3,268          2,684          --
Trustees' fees and expenses .........        11,175         17,492            51
                                       ------------   ------------  ------------
                                          1,556,645      2,478,120         6,199
                                       ------------   ------------  ------------

Net investment income ...............    13,439,030     21,576,330        63,534
                                       ------------   ------------  ------------

REALIZED AND UNREALIZED GAIN
(NOTE 3)
Net realized gain on
  investment transactions ...........    24,075,185      9,976,407          --
Change in net unrealized
  appreciation on investments .......    (7,633,331)    24,982,773       102,285
                                       ------------   ------------  ------------

Net realized and
  unrealized gain ...................    16,441,854     34,959,180       102,285
                                       ------------   ------------  ------------

Net Increase in Net Assets
  Resulting from Operations .........  $ 29,880,884   $ 56,535,510  $    165,819
                                       ============   ============  ============

(1) June 1, 2001 (inception) through September 30, 2001.

See Notes to Financial Statements                www.americancentury.com      31

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much  a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED SEPTEMBER 30, 2001 AND SEPTEMBER 30, 2000

Increase (Decrease)                    TARGET: 2005                   TARGET: 2010                  TARGET: 2015
  in Net Assets                     2001           2000            2001           2000           2001           2000

OPERATIONS
Net investment income .......  $  15,970,757   $  19,776,414   $  14,107,415   $  13,143,182   $   7,639,595   $   9,358,321
Net realized gain (loss) ....      3,211,940      (9,523,702)      6,580,313      (4,370,319)      2,531,101      (1,059,434)
Change in net
  unrealized
  appreciation ..............     24,033,144       5,569,981      22,221,471       9,201,529       9,645,060       6,441,464
                               -------------   -------------   -------------   -------------   -------------   -------------
Net increase in
  net assets
  resulting from
  operations ................     43,215,841      15,822,693      42,909,199      17,974,392      19,815,756      14,740,351
                               -------------   -------------   -------------   -------------   -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class ............    (16,986,355)    (25,001,301)    (13,058,024)    (13,287,017)     (8,101,770)    (12,201,171)
  Advisor Class .............       (228,646)       (138,502)        (92,074)        (73,905)         (1,259)           (361)
In excess of net
  realized gains on
  investment transactions:
  Investor Class ............           --       (10,024,250)           --              --              --          (136,591)
  Advisor Class .............           --           (58,263)           --              --              --                (4)
                               -------------   -------------   -------------   -------------   -------------   -------------
Decrease in net assets
  from distributions ........    (17,215,001)    (35,222,316)    (13,150,098)    (13,360,922)     (8,103,029)    (12,338,127)
                               -------------   -------------   -------------   -------------   -------------   -------------

CAPITAL SHARE TRANSACTIONS
(NOTE 4)
Net increase (decrease) in
  net assets from capital
  share transactions ........     48,919,941    (195,499,717)     29,004,241     (13,581,355)       (836,921)    (85,876,442)
                               -------------   -------------   -------------   -------------   -------------   -------------

Net increase (decrease)
  in net assets .............     74,920,781    (214,899,340)     58,763,342      (8,967,885)     10,875,806     (83,474,218)

NET ASSETS
Beginning of period .........    277,882,222     492,781,562     232,832,431     241,800,316     134,726,292     218,200,510
                               -------------   -------------   -------------   -------------   -------------   -------------
End of period ...............  $ 352,803,003   $ 277,882,222   $ 291,595,773   $ 232,832,431   $ 145,602,098   $ 134,726,292
                               =============   =============   =============   =============   =============   =============

Undistributed net
  investment income .........  $  11,933,533   $  13,177,777   $  10,631,500   $   9,674,183   $   5,687,573   $   6,151,007
                               =============   =============   =============   =============   =============   =============

32      1-800-345-2021                         See Notes to Financial Statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                                                                    (Continued)

YEARS ENDED SEPTEMBER 30, 2001 AND SEPTEMBER 30, 2000 (EXCEPT AS NOTED)

Increase (Decrease)                       TARGET: 2020                    TARGET: 2025             TARGET: 2030
  in Net Assets                        2001           2000            2001            2000            2001(1)

OPERATIONS
Net investment income ..........  $  13,439,030   $  14,730,532   $  21,576,330   $  38,841,859   $      63,534
Net realized gain ..............     24,075,185      22,677,232       9,976,407      12,775,139            --
Change in net unrealized
  appreciation (depreciation) ..     (7,633,331)     (3,652,319)     24,982,773      35,464,113         102,285
                                  -------------   -------------   -------------   -------------   -------------
Net increase in net assets
  resulting from operations ....     29,880,884      33,755,445      56,535,510      87,081,111         165,819
                                  -------------   -------------   -------------   -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class ...............    (13,671,593)    (17,675,575)    (34,752,255)    (32,236,278)           --
  Advisor Class ................        (48,045)        (38,610)        (68,887)        (44,653)           --
From net realized gains on
  investment transactions:
  Investor Class ...............    (24,335,705)    (31,488,441)     (7,289,332)           --              --
  Advisor Class ................        (90,219)        (70,913)        (15,063)           --              --
                                  -------------   -------------   -------------   -------------   -------------
Decrease in net assets
  from distributions ...........    (38,145,562)    (49,273,539)    (42,125,537)    (32,280,931)           --
                                  -------------   -------------   -------------   -------------   -------------

CAPITAL SHARE TRANSACTIONS
(NOTE 4)
Net increase (decrease) in
  net assets from capital
  share transactions ...........     (9,577,180)    (56,786,453)   (219,040,011)   (294,432,464)      4,689,781
                                  -------------   -------------   -------------   -------------   -------------

Net increase (decrease)
  in net assets ................    (17,841,858)    (72,304,547)   (204,630,038)   (239,632,284)      4,855,600

NET ASSETS
Beginning of period ............    244,976,272     317,280,819     515,721,088     755,353,372            --
                                  -------------   -------------   -------------   -------------   -------------
End of period ..................  $ 227,134,414   $ 244,976,272   $ 311,091,050   $ 515,721,088   $   4,855,600
                                  =============   =============   =============   =============   =============

Undistributed net
  investment income ............  $  10,053,505   $  10,334,113   $  14,067,430   $  27,312,242   $      63,534
                                  =============   =============   =============   =============   =============

(1) June 1, 2001 (inception) through September 30, 2001.

See Notes to Financial Statements                www.americancentury.com      33

Notes to Financial Statements
--------------------------------------------------------------------------------

SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Target Maturities Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. The trust is composed of the following series: Target 2005 Fund (2005), Target 2010 Fund (2010), Target 2015 Fund
(2015), Target 2020 Fund (2020), Target 2025 Fund (2025), and Target 2030 Fund
(2030) (the funds). The funds are diversified under the 1940 Act. Each fund seeks to provide the highest attainable investment return consistent with the creditworthiness of U.S. Treasury securities and the professional management of reinvestment and market risks. Each fund invests primarily in zero-coupon U.S.
Treasury securities and will be liquidated in December of its target maturity year. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The following funds, 2005, 2010, 2015, 2020, and 2025, are authorized to issue the following classes of shares: the Investor Class and the
Advisor Class. 2030 is authorized to issue the Investor Class, Advisor Class and
C Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the funds represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The 2030 fund commenced operations on June 1, 2001. Sale of the Investor Class commenced on June 1, 2001. Sale of the Advisor Class and C Class for 2030 had not
commenced at September 30, 2001.

    SECURITY VALUATIONS -- Securities are valued based on data obtained through a commercial pricing service or at the most recent bid price. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized gains are declared and paid annually in December, as required.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At September 30, 2001, the 2005 fund had accumulated net realized capital loss carryovers for federal income tax purposes of $6,583,114 (expiring in 2008 through 2009) which may be used to offset future taxable gains.

    REVERSE SHARE SPLITS -- The trustees may authorize reverse share splits immediately after and of a size that exactly offsets the per share amount of the annual dividend and capital gain distribution (if any). After taking into account the reverse share split, a shareholder reinvesting dividends and capital gain distributions will hold exactly the same number of shares owned prior to the distributions and reverse share split. A shareholder electing to receive dividends in cash will own fewer shares.

--------------------------------------------------------------------------------
2.  FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The trust has entered into a Management Agreement with
American Century Investment Management, Inc. (ACIM), under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of the trustees who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a
Complex Fee based on the average net assets of all the funds managed by ACIM.
The rates for the Investment Category Fee range from 0.2425% to 0.3600% and the rates for the Complex Fee (Investor Class and C Class) range from 0.2900% to
0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the year ended September 30, 2001, the effective annual Investor
Class management fee was 0.59% for each of the funds.

    DISTRIBUTION AND SERVICE FEES -- The Board of Trustees has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class and a Master
Distribution and Individual Shareholder Services Plan for the C Class
(collectively the "plans"), pursuant to Rule 12b-1 of the 1940 Act.
The plans provide that the Advisor and C Class will pay American Century
Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and
0.50%, respectively, and a service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's or C Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing

34      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
2.  FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

shares of the Advisor Class or C Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for Advisor Class shares and individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class shares. Fees incurred under the plans by the Advisor Class during the year ended September 30, 2001, are detailed in the
Statement of Operations. No fees were incurred for the C Class because the C
Class had not commenced operations.

    RELATED PARTIES -- The funds have a bank line of credit agreement with J.P.
Morgan Chase & Co. (JPM). JPM is an equity investor in American Century
Companies, Inc. (ACC). See Note 5 for information on the bank line of credit.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of ACC, the parent of the trust's investment manager, ACIM, the distributor of the trust, ACIS, and the trust's transfer agent, American Century Services Corporation.

    As of September 30, 2001, the following funds, 2005, 2010, and 2015, had invested $3,303,765, $1,278,599, and $532,102, respectively, in shares of the
Capital Preservation Fund (CPF). CPF is a money market fund managed by ACIM. The terms of these transactions were identical to those with non-related entities except that, to avoid duplicative management fees, the funds did not pay ACIM management fees with respect to assets invested in CPF.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Investment transactions in U.S. Treasury securities, excluding short-term investments, for the year ended September 30, 2001, were as follows:

                             2005           2010           2015           2020           2025          2030

Purchases .............. $176,161,635   $176,729,523    $33,307,523   $141,056,950   $106,448,619   $4,499,599
Proceeds from Sales .... $151,037,277   $162,301,275    $43,399,401   $187,667,640   $372,295,642       --

    On September 30, 2001, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                             2005           2010           2015           2020           2025          2030

Appreciation ...........  $22,699,572    $29,073,901    $32,950,260    $42,377,401    $36,485,361    $108,083
Depreciation ...........      --          (100,393)         --             --           (5,966)       (5,798)
                         ------------   ------------   ------------   ------------   ------------   ----------
Net ....................  $22,699,572    $28,973,508    $32,950,260    $42,377,401    $36,479,395    $102,285
                         ============   ============   ============   ============   ============   ==========
Federal Tax Cost ....... $324,941,021   $260,790,423   $112,153,609   $185,768,706   $271,605,850   $5,559,863
                         ============   ============   ============   ============   ============   ==========

                                                 www.americancentury.com      35

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 2001

--------------------------------------------------------------------------------
4.  CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the funds were as follows (unlimited number of shares authorized):

                                     TARGET: 2005                    TARGET: 2010                   TARGET: 2015
                                SHARES          AMOUNT          SHARES         AMOUNT          SHARES         AMOUNT
INVESTOR CLASS
Year ended
 September 30, 2001
Sold .....................      1,700,978   $ 141,866,703       2,124,196   $ 140,203,089       1,282,656   $  66,843,647
Issued in reinvestment
  of distributions .......        220,369      16,582,778         209,168      12,755,080         157,590       7,750,306
Redeemed .................     (1,332,981)   (110,688,550)     (1,888,430)   (124,786,063)     (1,453,039)    (75,440,766)
Reverse share split ......       (225,003)           --          (213,855)           --          (164,292)           --
                            -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) ..        363,363   $  47,760,931         231,079   $  28,172,106        (177,085)  $    (846,813)
                            =============   =============   =============   =============   =============   =============

Year ended
  September 30, 2000
Sold .....................      1,708,458   $ 121,971,368       2,152,314   $ 119,003,325       2,213,952   $  95,365,822
Issued in reinvestment
  of distributions .......        513,722      34,507,072         250,010      12,968,013         297,512      12,087,909
Redeemed .................     (4,902,558)   (353,219,814)     (2,655,053)   (145,950,251)     (4,471,634)   (193,343,793)
Reverse share split ......       (520,863)           --          (255,802)           --          (303,308)           --
                            -------------   -------------   -------------   -------------   -------------   -------------
Net decrease .............     (3,201,241)  $(196,741,374)       (508,531)  $ (13,978,913)     (2,263,478)  $ (85,890,062)
                            =============   =============   =============   =============   =============   =============

ADVISOR CLASS
Year ended
 September 30, 2001
Sold .....................         69,922   $   5,547,928          19,000   $   1,239,513             234   $      12,303
Issued in reinvestment
  of distributions .......          2,612         195,942           1,362          82,873              26           1,256
Redeemed .................        (58,490)     (4,584,860)         (7,304)       (490,251)            (72)         (3,667)
Reverse share split ......         (3,023)           --            (1,506)           --               (26)           --
                            -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) ..         11,021   $   1,159,010          11,552   $     832,135             162   $       9,892
                            =============   =============   =============   =============   =============   =============

Year ended
  September 30, 2000
Sold .....................         44,139   $   3,272,626          11,814   $     666,392             468   $      20,891
Issued in reinvestment
  of distributions .......          2,288         153,492           1,107          57,359               9             365
Redeemed .................        (29,476)     (2,184,461)         (5,912)       (326,193)           (172)         (7,636)
Reverse share split ......         (2,886)           --            (1,408)           --                (9)           --
                            -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) ..         14,065   $   1,241,657           5,601   $     397,558             296   $      13,620
                            =============   =============   =============   =============   =============   =============

36      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
4.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

    Transactions in shares of the funds were as follows (unlimited number of shares authorized):

                                    TARGET: 2020                   TARGET: 2025                      TARGET: 2030
                               SHARES         AMOUNT          SHARES          AMOUNT            SHARES         AMOUNT
INVESTOR CLASS
Year ended
 September 30, 2001(1)
Sold .......................  3,986,172    $148,517,339      9,421,730     $300,785,800         230,296      $5,342,599
Issued in reinvestment
  of distributions .........  1,111,131     36,723,000       1,317,039      39,590,219            --             --
Redeemed ................... (5,202,099)   (195,642,443)   (17,578,154)    (559,310,548)       (27,553)       (652,818)
Reverse share split ........ (1,144,623)        --          (1,391,003)         --                --             --
                            ------------   -------------   ------------   ----------------   ------------   ------------
Net increase (decrease) .... (1,249,419)   $(10,402,104)    (8,230,388)   $(218,934,529)        202,743      $4,689,781
                            ============   =============   ============   ================   ============   ============

Year ended
  September 30, 2000
Sold .......................  6,968,069    $213,622,783     27,197,630     $678,458,390
Issued in reinvestment
  of distributions .........  1,839,250     47,323,884       1,176,606      29,462,121
Redeemed ...................(10,236,528)   (317,954,222)   (38,300,778)   (1,002,350,762)
Reverse share split ........ (1,898,863)        --          (1,282,713)         --
                            ------------   -------------   ------------   ----------------
Net decrease ............... (3,328,072)   $(57,007,555)   (11,209,255)   $(294,430,251)
                            ============   =============   ============   ================

ADVISOR CLASS
Year ended
 September 30, 2001
Sold .......................   34,865       $1,280,359        19,950         $623,149
Issued in reinvestment
  of distributions .........    3,585         118,258          2,800          83,947
Redeemed ...................  (15,488)       (573,693)       (26,029)        (812,578)
Reverse share split ........   (4,113)          --            (2,800)           --
                            ------------   -------------   ------------   ----------------
Net increase (decrease) ....   18,849        $824,924         (6,079)       $(105,482)
                            ============   =============   ============   ================

Year ended
  September 30, 2000
Sold .......................   16,890        $537,058         25,217         $691,081
Issued in reinvestment
  of distributions .........    3,015         77,529           1,477          36,919
Redeemed ...................  (12,304)       (393,485)       (26,816)        (730,213)
Reverse share split ........   (4,054)          --            (1,774)           --
                            ------------   -------------   ------------   ----------------
Net increase (decrease) ....    3,547        $221,102         (1,896)        $(2,213)
                            ============   =============   ============   ================

(1) June 1, 2001 (inception) through September 30, 2001 for Target 2030.

                                                 www.americancentury.com      37

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
5.  BANK LOANS

    The following funds, 2005, 2010, 2015, 2020 and 2025, along with certain other funds managed by ACIM, have an unsecured $620,000,000 bank line of credit agreement with JPM. Effective December 19, 2000, the bank line of credit was renewed at $520,000,000. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended September 30, 2001.

--------------------------------------------------------------------------------
6.  SUBSEQUENT EVENTS

    On October 31, 2001, the Treasury announced that they are suspending issuance of the 30-year bond. There will be no auction of 30-year securities in
February, 2002, and they plan no further auctions of 30-year bonds. Treasurys have already been issued within the target maturity range of 2030. Based on this and any reasonably expected asset growth of 2030, management does not expect an adverse impact on 2030's ability to pursue its investment objectives.

38      1-800-345-2021

Target: 2005 --Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO
(operating expenses as a percentage of average net assets), and PORTFOLIO
TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED SEPTEMBER 30

                                                           Investor Class
                                          2001       2000       1999       1998       1997
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .................. $77.09     $72.55     $76.72     $64.54     $57.83
                                        --------   --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income(1) .............  4.24       4.09       3.77       3.84       3.74
  Net Realized and
  Unrealized Gain (Loss) ...............  7.34       0.45      (7.94)      8.34       2.97
                                        --------   --------   --------   --------   --------
  Total From Investment Operations .....  11.58      4.54      (4.17)      12.18      6.71
                                        --------   --------   --------   --------   --------
Distributions
  From Net Investment Income ........... (4.71)     (3.89)     (3.39)     (3.61)     (3.61)
  From Net Realized Gains ..............   --         --       (1.07)     (0.27)     (0.44)
  In Excess of Net Realized Gains ......   --       (1.56)       --         --         --
                                        --------   --------   --------   --------   --------
  Total Distributions .................. (4.71)     (5.45)     (4.46)     (3.88)     (4.05)
                                        --------   --------   --------   --------   --------
Reverse Share Split ....................  4.71       5.45       4.46       3.88       4.05
                                        --------   --------   --------   --------   --------
Net Asset Value, End of Period ......... $88.67     $77.09     $72.55     $76.72     $64.54
                                        ========   ========   ========   ========   ========
  Total Return(2) ...................... 15.02%      6.26%     (5.44)%    18.87%     11.60%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................  0.59%      0.59%      0.59%      0.59%      0.57%
Ratio of Net Investment Income
  to Average Net Assets ................  5.12%      5.58%      5.10%      5.53%      6.15%
Portfolio Turnover Rate ................   49%        17%        81%        35%        15%
Net Assets, End of Period
  (in thousands) .......................$347,512   $274,117   $490,248   $533,986   $281,677

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements                www.americancentury.com      39

Target: 2005 --Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED SEPTEMBER 30
(EXCEPT AS NOTED)

                                                         Advisor Class
                                          2001         2000         1999        1998(1)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ..............  $   76.70    $   72.34    $   76.69    $   70.91
                                      ---------    ---------    ---------    ---------
Income From Investment Operations
  Net Investment Income(2) .........       4.01         3.91         3.60         0.58
  Net Realized and
  Unrealized Gain (Loss) ...........       7.31         0.45        (7.95)        5.20
                                      ---------    ---------    ---------    ---------
  Total From Investment Operations..      11.32         4.36        (4.35)        5.78
                                      ---------    ---------    ---------    ---------
Distributions
  From Net Investment Income .......      (4.51)       (3.70)       (3.32)        --
  From Net Realized Gains ..........       --           --          (1.07)        --
  In Excess of Net Realized Gains ..       --          (1.56)        --           --
                                      ---------    ---------    ---------    ---------
  Total Distributions ..............      (4.51)       (5.26)       (4.39)        --
                                      ---------    ---------    ---------    ---------
Reverse Share Split ................       4.51         5.26         4.39         --
                                      ---------    ---------    ---------    ---------
Net Asset Value, End of Period .....  $   88.02    $   76.70    $   72.34    $   76.69
                                      =========    =========    =========    =========
  Total Return(3) ..................      14.76%        6.03%       (5.67)%       8.15%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ............       0.84%        0.84%        0.84%        0.84%(4)
Ratio of Net Investment Income
  to Average Net Assets ............       4.87%        5.33%        4.85%        4.87%(4)
Portfolio Turnover Rate ............         49%          17%          81%          35%(5)
Net Assets, End of Period
  (in thousands) ...................  $   5,291    $   3,765    $   2,533    $     100

(1) August 3, 1998 (commencement of sale) through September 30, 1998.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended September 30, 1998.

40      1-800-345-2021                         See Notes to Financial Statements

Target: 2010 --Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO
(operating expenses as a percentage of average net assets), and PORTFOLIO
TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED SEPTEMBER 30

                                                          Investor Class
                                          2001       2000       1999       1998       1997
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .................. $59.92     $55.10     $61.98     $49.16     $42.47
                                        --------   --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income(1) .............  3.39       3.32       3.07       2.94       2.79
  Net Realized and
  Unrealized Gain (Loss) ...............  7.33       1.50      (9.95)      9.88       3.90
                                        --------   --------   --------   --------   --------
  Total From Investment Operations .....  10.72      4.82      (6.88)      12.82      6.69
                                        --------   --------   --------   --------   --------
Distributions
  From Net Investment Income ........... (3.27)     (3.21)     (2.78)     (2.46)     (2.82)
  From Net Realized Gains ..............   --         --       (1.33)     (0.29)     (1.17)
  In Excess of Net Realized Gains ......   --         --       (0.16)       --         --
                                        --------   --------   --------   --------   --------
  Total Distributions .................. (3.27)     (3.21)     (4.27)     (2.75)     (3.99)
                                        --------   --------   --------   --------   --------
Reverse Share Split ....................  3.27       3.21       4.27       2.75       3.99
                                        --------   --------   --------   --------   --------
Net Asset Value, End of Period ......... $70.64     $59.92     $55.10     $61.98     $49.16
                                        ========   ========   ========   ========   ========
  Total Return(2) ...................... 17.89%      8.75%    (11.10)%    26.08%     15.75%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................  0.59%      0.59%      0.59%      0.59%      0.62%
Ratio of Net Investment Income
  to Average Net Assets ................  5.15%      5.90%      5.31%      5.39%      6.15%
Portfolio Turnover Rate ................   60%        22%        49%        34%        26%
Net Assets, End of Period
  (in thousands) .......................$288,867   $231,202   $240,606   $283,828   $124,812

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements                www.americancentury.com      41

Target: 2010 --Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED SEPTEMBER 30
(EXCEPT AS NOTED)

                                                         Advisor Class
                                                   2001       2000      1999(1)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ........................... $59.67     $54.96     $60.12
                                                 --------   --------   ---------
Income From Investment Operations
  Net Investment Income(2) ......................  3.22       3.17       2.81
  Net Realized and
  Unrealized Gain (Loss) ........................  7.30       1.54      (7.97)
                                                 --------   --------   ---------
  Total From Investment Operations ..............  10.52      4.71      (5.16)
                                                 --------   --------   ---------
Distributions
  From Net Investment Income .................... (3.12)     (3.07)     (2.76)
  From Net Realized Gains .......................    --        --       (1.33)
  In Excess of Net Realized Gains ...............    --        --       (0.16)
                                                 --------   --------   ---------
  Total Distributions ........................... (3.12)     (3.07)     (4.25)
                                                 --------   --------   ---------
Reverse Share Split .............................  3.12       3.07       4.25
                                                 --------   --------   ---------
Net Asset Value, End of Period .................. $70.19     $59.67     $54.96
                                                 ========   ========   =========
  Total Return(3) ............................... 17.63%      8.57%     (8.58)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .........................  0.84%      0.84%    0.84%(4)
Ratio of Net Investment Income
  to Average Net Assets .........................  4.90%      5.65%    5.06%(4)
Portfolio Turnover Rate .........................   60%        22%      49%(5)
Net Assets, End of Period
  (in thousands) ................................ $2,729     $1,631     $1,194

(1) October 20, 1998 (commencement of sale) through September 30, 1999.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended September 30, 1998.

42      1-800-345-2021                         See Notes to Financial Statements

Target: 2015 --Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO
(operating expenses as a percentage of average net assets), and PORTFOLIO
TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED SEPTEMBER 30

                                                           Investor Class
                                          2001       2000       1999       1998       1997
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .................. $48.01     $43.04     $49.87     $38.34     $31.96
                                        --------   --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income(1) .............  2.75       2.58       2.39       2.17       2.00
  Net Realized and
  Unrealized Gain (Loss) ...............  4.61       2.39      (9.22)      9.36       4.38
                                        --------   --------   --------   --------   --------
  Total From Investment Operations .....  7.36       4.97      (6.83)      11.53      6.38
                                        --------   --------   --------   --------   --------
Distributions
  From Net Investment Income ........... (2.81)     (2.46)     (2.10)     (2.11)     (2.05)
  From Net Realized Gains ..............   --         --         --       (1.40)     (0.34)
  In Excess of Net Realized Gains ......   --       (0.03)     (0.08)       --         --
                                        --------   --------   --------   --------   --------
  Total Distributions .................. (2.81)     (2.49)     (2.18)     (3.51)     (2.39)
                                        --------   --------   --------   --------   --------
Reverse Share Split ....................  2.81       2.49       2.18       3.51       2.39
                                        --------   --------   --------   --------   --------
Net Asset Value, End of Period ......... $55.37     $48.01     $43.04     $49.87     $38.34
                                        ========   ========   ========   ========   ========
  Total Return(2) ...................... 15.35%     11.55%    (13.70)%    30.07%     19.96%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................  0.59%      0.59%      0.59%      0.59%      0.61%
Ratio of Net Investment Income
  to Average Net Assets ................  5.30%      5.82%      5.25%      4.96%      5.79%
Portfolio Turnover Rate ................   23%        26%        55%        31%        21%
Net Assets, End of Period
  (in thousands) .......................$145,567   $134,704   $218,193   $170,081   $114,900

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements                www.americancentury.com      43

Target: 2015 --Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED SEPTEMBER 30
(EXCEPT AS NOTED)

                                                         Advisor Class
                                                   2001       2000      1999(1)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ........................... $47.87     $43.02     $43.65
                                                 --------   --------   ---------
Income From Investment Operations
  Net Investment Income(2) ......................  2.63       2.49       0.46
  Net Realized and
  Unrealized Gain (Loss) ........................  4.59       2.36      (1.09)
                                                 --------   --------   ---------
  Total From Investment Operations ..............  7.22       4.85      (0.63)
                                                 --------   --------   ---------
Distributions
  From Net Investment Income .................... (2.68)     (2.42)       --
  In Excess of Net Realized Gains ...............   --       (0.03)       --
                                                 --------   --------   ---------
  Total Distributions ........................... (2.68)     (2.45)       --
                                                 --------   --------   ---------
Reverse Share Split .............................  2.68       2.45        --
                                                 --------   --------   ---------
Net Asset Value, End of Period .................. $55.09     $47.87     $43.02
                                                 ========   ========   =========
  Total Return(3) ............................... 15.08%     11.27%     (1.44)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .........................  0.84%      0.84%    0.83%(4)
Ratio of Net Investment Income
  to Average Net Assets .........................  5.05%      5.57%    5.01%(4)
Portfolio Turnover Rate .........................   23%        26%      55%(5)
Net Assets, End of Period
  (in thousands) ................................   $35        $22        $7

(1) July 23, 1999 (commencement of sale) through September 30, 1999.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended September 30, 1999.

44      1-800-345-2021                         See Notes to Financial Statements

Target: 2020 --Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO
(operating expenses as a percentage of average net assets), and PORTFOLIO
TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED SEPTEMBER 30

                                                            Investor Class
                                          2001       2000       1999       1998       1997
PER--SHARE DATA
Net Asset Value,
  Beginning of Period .................. $34.79     $30.61     $36.95     $27.17     $22.00
                                        --------   --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income(1) .............  1.90       1.77       1.62       1.53       1.51
  Net Realized and
                                        --------   --------   --------   --------   --------
  Unrealized Gain (Loss) ...............  2.40       2.41      (7.96)      8.25       3.66
                                        --------   --------   --------   --------   --------
  Total From Investment Operations .....  4.30       4.18      (6.34)      9.78       5.17
                                        --------   --------   --------   --------   --------
Distributions
  From Net Investment Income ........... (1.79)     (1.85)     (2.06)     (2.35)     (1.45)
  From Net Realized Gains .............. (3.19)     (3.30)     (5.20)     (2.19)       --
                                        --------   --------   --------   --------   --------
  Total Distributions .................. (4.98)     (5.15)     (7.26)     (4.54)     (1.45)
                                        --------   --------   --------   --------   --------
Reverse Share Split ....................  4.98       5.15       7.26       4.54       1.45
                                        --------   --------   --------   --------   --------
Net Asset Value, End of Period ......... $39.09     $34.79     $30.61     $36.95     $27.17
                                        ========   ========   ========   ========   ========
  Total Return(2) ...................... 12.36%     13.66%    (17.16)%    36.00%     23.50%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................  0.59%      0.59%      0.59%      0.59%      0.53%
Ratio of Net Investment Income
  to Average Net Assets ................  5.10%      5.49%      4.82%      4.83%      6.29%
Portfolio Turnover Rate ................   54%        11%        31%        18%        14%
Net Assets, End of Period
  (in thousands) .......................$225,535   $244,203   $316,707   $486,052   $553,551

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements                www.americancentury.com      45

Target: 2020 --Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED SEPTEMBER 30
(EXCEPT AS NOTED)

                                                         Advisor Class
                                                   2001       2000      1999(1)
PER--SHARE DATA
Net Asset Value,
  Beginning of Period                             $34.66     $30.55     $35.50
                                                 --------   --------   ---------
Income From Investment Operations
  Net Investment Income(2)                         1.82       1.69       1.50
  Net Realized and
  Unrealized Gain (Loss)                           2.37       2.42      (6.45)
                                                 --------   --------   ---------
  Total From Investment Operations                 4.19       4.11      (4.95)
                                                 --------   --------   ---------
Distributions
  From Net Investment Income                      (1.70)     (1.79)     (2.05)
  From Net Realized Gains                         (3.19)     (3.30)     (5.20)
                                                 --------   --------   ---------
  Total Distributions                             (4.89)     (5.09)     (7.25)
                                                 --------   --------   ---------
Reverse Share Split                                4.89       5.09       7.25
                                                 --------   --------   ---------
Net Asset Value, End of Period                    $38.85     $34.66     $30.55
                                                 ========   ========   =========
  Total Return(3)                                 12.09%     13.45%    (13.94)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets                            0.84%      0.84%    0.84%(4)
Ratio of Net Investment Income
  to Average Net Assets                            4.85%      5.24%    4.57%(4)
Portfolio Turnover Rate                             54%        11%      31%(5)
Net Assets, End of Period
  (in thousands)                                  $1,599      $773       $574

(1) October 19, 1998 (commencement of sale) through September 30, 1999.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended September 30, 1999.

46      1-800-345-2021                         See Notes to Financial Statements

Target: 2025 --Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO
(operating expenses as a percentage of average net assets), and PORTFOLIO
TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED SEPTEMBER 30

                                                          Investor Class
                                          2001       2000       1999       1998       1997
PER--SHARE DATA
Net Asset Value,
  Beginning of Period .................. $29.32     $26.22     $31.67     $22.27     $17.91
                                        --------   --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income(1) .............  1.62       1.54       1.46       1.33       1.21
  Net Realized and
  Unrealized Gain (Loss) ...............  2.31       1.56      (6.91)      8.07       3.15
                                        --------   --------   --------   --------   --------
  Total From Investment Operations .....  3.93       3.10      (5.45)      9.40       4.36
                                        --------   --------   --------   --------   --------
Distributions
  From Net Investment Income ........... (2.00)     (1.11)     (1.28)     (0.70)     (0.72)
  From Net Realized Gains .............. (0.42)       --         --       (0.05)       --
  In Excess of Net Realized Gains ......   --         --       (0.31)       --         --
                                        --------   --------   --------   --------   --------
  Total Distributions .................. (2.42)     (1.11)     (1.59)     (0.75)     (0.72)
                                        --------   --------   --------   --------   --------
Reverse Share Split ....................  2.42       1.11       1.59       0.75       0.72
                                        --------   --------   --------   --------   --------
Net Asset Value, End of Period ......... $33.25     $29.32     $26.22     $31.67     $22.27
                                        ========   ========   ========   ========   ========
  Total Return(2) ...................... 13.40%     11.82%    (17.21)%    42.21%     24.34%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................  0.59%      0.59%      0.59%      0.59%      0.62%
Ratio of Net Investment Income
  to Average Net Assets ................  5.15%      5.64%      5.25%      4.94%      6.14%
Portfolio Turnover Rate ................   25%        52%        54%        52%        58%
Net Assets, End of Period
  (in thousands) .......................$310,094   $514,663   $754,356   $356,122    $73,821

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements                www.americancentury.com      47

Target: 2025 --Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED SEPTEMBER 30
(EXCEPT AS NOTED)

                                                    Advisor Class
                                        2001       2000       1999      1998(1)
PER--SHARE DATA
Net Asset Value,
  Beginning of Period ................ $29.17     $26.13     $31.64     $27.27
                                      --------   --------   --------   ---------
Income From Investment Operations
  Net Investment Income(2) ...........  1.54       1.47       1.39       0.41
  Net Realized and
  Unrealized Gain (Loss) .............  2.30       1.57      (6.90)      3.96
                                      --------   --------   --------   ---------
  Total From Investment Operations ...  3.84       3.04      (5.51)      4.37
                                      --------   --------   --------   ---------
Distributions
  From Net Investment Income ......... (1.91)     (1.05)     (1.23)       --
  From Net Realized Gains ............ (0.42)       --         --         --
  In Excess of Net Realized Gains ....   --         --       (0.31)       --
                                      --------   --------   --------   ---------
  Total Distributions ................ (2.33)     (1.05)     (1.54)       --
                                      --------   --------   --------   ---------
Reverse Share Split ..................  2.33       1.05       1.54        --
                                      --------   --------   --------   ---------
Net Asset Value, End of Period ....... $33.01     $29.17     $26.13     $31.64
                                      ========   ========   ========   =========
  Total Return(3) .................... 13.16%     11.63%    (17.41)%    16.02%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..............  0.84%      0.84%      0.84%    0.84%(4)
Ratio of Net Investment Income
  to Average Net Assets ..............  4.90%      5.39%      5.00%    4.37%(4)
Portfolio Turnover Rate ..............   25%        52%        54%      52%(5)
Net Assets, End of Period
  (in thousands) .....................  $997      $1,058      $997        $89

(1) June 1, 1998 (commencement of sale) through September 30, 1998.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended September 30, 1998.

48      1-800-345-2021                         See Notes to Financial Statements

Target: 2030 --Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO
(operating expenses as a percentage of average net assets), and PORTFOLIO
TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                Investor Class
                                                                    2001(1)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ...........................................   $23.00
                                                                 ------------
Income From Investment Operations
  Net Investment Income(2) ......................................    0.47
  Net Realized and Unrealized Gain ..............................    0.48
                                                                 ------------
  Total From Investment Operations ..............................    0.95
                                                                 ------------
Net Asset Value, End of Period ..................................   $23.95
                                                                 ============
  Total Return(3) ...............................................    4.13%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .........................................  0.59%(4)
Ratio of Net Investment Income
  to Average Net Assets .........................................  6.04%(4)
Portfolio Turnover Rate .........................................     0%
Net Assets, End of Period
  (in thousands) ................................................   $4,856

(1) June 1, 2001 (inception) through September 30, 2001.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

See Notes to Financial Statements                www.americancentury.com      49

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of the American Century Target Maturities Trust and Shareholders
of the Target Maturities Trust 2005, 2010, 2015, 2020, 2025 and 2030 Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Target Maturities Trust 2005
Fund, the Target Maturities Trust 2010 Fund, the Target Maturities Trust 2015
Fund, the Target Maturities Trust 2020 Fund, the Target Maturities Trust 2025
Fund, and the Target Maturities Trust 2030 Fund (the "Funds") at
September 30, 2001, and the results of their operations, the changes in net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.
The financial highlights for the year ended September 30, 1997, for the Target
Maturities 2005, 2010, 2015, 2020, and 2025, were audited by other auditors, whose report, dated November 3, 1997, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the
Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri
November 5, 2001

50      1-800-345-2021

Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Three classes of shares are authorized for sale by the funds: Investor
Class, Advisor Class, and C Class (C Class shares are only available for Target:
2030).

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50%
Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the
Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    C CLASS shares are sold primarily through employer-sponsored retirement plans or through institutions such as banks, broker-dealers, and insurance companies. C class shares are subject to a Rule 12b-1 service and distribution fee of 1.00% for equity funds and 0.75% for fixed income funds. 0.25% of that fee is available to pay for individual shareholder and administrative services and the remainder is available to pay for distribution services provided by the financial intermediary through which the C Class shares are purchased. The total expense ratio of the C Class share is higher than the total expense ratio of
Investor Class shares by 1.00% for equity funds and 0.75% for fixed income funds.

    No performance data are listed for C Class shares because no C Class shares had been sold as of September 30, 2001.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain
403(b) distributions [not eligible for rollover to an IRA or to another 403(b)
account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our
Exchange/Redemption form or an IRS Form W-4P. Visit our Web site
(www.americancentury.com) or call us for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

TAX INFORMATION FOR DISTRIBUTIONS (UNAUDITED)

    This information is provided pursuant to provisions of the Internal Revenue
Code.

    The following amounts were distributed during the fiscal year as capital gain dividends, all of which are designated as 20% rate gain distributions:
$24,369,310 by Target 2020, and $6,828,137 by Target 2025.

                                                 www.americancentury.com      51

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     The six TARGET MATURITIES TRUST funds, including TARGET: 2005, TARGET:
2010, TARGET: 2015, TARGET: 2020, TARGET: 2025, AND TARGET: 2030, invest primarily in zero-coupon U.S. Treasury securities and will be liquidated shortly after the conclusion of their target maturity year. Although these funds offer a relatively predictable return if held to maturity, they may be subject to dramatic price fluctuations that can result in significant gains or losses if sold prior to maturity.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons.
The index is not an investment product available for purchase.

     The MERRILL LYNCH LONG-TERM TREASURY INDEX is an index of U.S. Treasury securities with maturities greater than 10 years.

FUND BENCHMARKS

     The benchmarks for the Target Maturities Trust funds are coupon STRIPS issues maturing in the target year of each portfolio.

     The benchmark for the Target: 2005 fund is the 11/15/05 STRIPS ISSUE -- a zero-coupon Treasury bond that matures November 15, 2005.

     The benchmark for the Target: 2010 fund is the 11/15/10 STRIPS ISSUE -- a zero-coupon Treasury bond that matures November 15, 2010.

     The benchmark for the Target: 2015 fund is the 11/15/15 STRIPS ISSUE -- a zero-coupon Treasury bond that matures November 15, 2015.

     The benchmark for the Target: 2020 fund is the 11/15/20 STRIPS ISSUE -- a zero-coupon Treasury bond that matures November 15, 2020.

     The benchmark for the Target: 2025 fund is the 11/15/25 STRIPS ISSUE -- a zero-coupon Treasury bond that matures November 15, 2025.

     The benchmark for the Target: 2030 fund is the 5/15/30 STRIPS ISSUE -- a zero-coupon Treasury bond that matures May 15, 2030.

[left margin]

INVESTMENT TEAM LEADERS
   Portfolio Managers
       JEREMY FLETCHER
       DAVE SCHROEDER

52      1-800-345-2021

Glossary
--------------------------------------------------------------------------------

INVESTMENT TERMS

*   BASIS POINT -- one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%).

*   COUPON -- the stated interest rate of a security.

*   YIELD CURVE -- a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis.

RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the
"Financial Highlights" on pages 39-49.

STATISTICAL TERMINOLOGY

*   NUMBER OF SECURITIES -- the number of different securities held by a fund on a given date.

*   ANTICIPATED GROWTH RATE (AGR) --an approximation of the annualized rate of return that an investor may expect from his purchase date to the fund's WAM date, assuming all dividends and capital gains distributions are reinvested. It assumes that the AVM is reached on the WAM date.

*   WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the greater the portfolio's interest rate sensitivity.

*   WEIGHTED AVERAGE MATURITY (WAM) DATE -- an average of the maturity dates of a portfolio's securities, weighted by dollar amount. The WAM date is calculated based on the WAM of the portfolio's investments on a given day.

*   ANTICIPATED VALUE AT MATURITY (AVM) -- the expected redemption value of a portfolio share on the portfolio's WAM date. (Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM or that the AGR will be realized.)

*   EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets.

TYPES OF SECURITIES

*   ZERO-COUPON BONDS (ZEROS) --bonds that make no periodic interest payments.
Instead, they are sold at a deep discount and then redeemed for their full face value at maturity. When held to maturity, a zero's entire return comes from the difference between its purchase price and its value at maturity.

TYPES OF ZEROS

*   STRIPS (SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES)
-- the U.S. Treasury Department program that allows broker-dealers to
"strip" Treasury securities into their component parts. The securities created by this "stripping" activity are also known as STRIPS. STRIPS are direct obligations of the U.S. government and are the most liquid (easily bought and sold) Treasury zeros.

*   REFCORPS (RESOLUTION FUNDING CORPORATION ZEROS) -- zeros created from bonds issued by the Resolution Funding Corporation, a U.S. government agency. The principal portions of these bonds are secured by Treasury zeros, and the interest portions are guaranteed by the U.S. Treasury. REFCORPs are also relatively liquid.

                                                 www.americancentury.com      53

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

*   RECEIPT ZEROS -- zeros created and issued by broker-dealers before the
STRIPS program was implemented in 1985. Broker-dealers created receipt zeros by purchasing Treasury bonds, depositing them in a custodian bank, and then selling receipts representing ownership interest in the interest coupons or principal portions of the bonds. The types of receipt zeros include:

    TRS (TREASURY RECEIPTS) --generic receipt zeros.

    ETRS (EASY-GROWTH TREASURY RECEIPTS) --issued by Dean Witter Reynolds, Inc.

    CATS (CERTIFICATES OF ACCRUAL OF TREASURY SECURITIES) -- issued by Salomon
    Brothers.

*   BECCS (BOOK ENTRY CALLABLE CORPUS) -- principal zeros that have been converted from physical delivery to wirable (i.e., able to be transferred electronically) form.

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

*   GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.

54      1-800-345-2021

Notes
--------------------------------------------------------------------------------

                                                 www.americancentury.com      55

Notes
--------------------------------------------------------------------------------

56      1-800-345-2021

[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Opportunities
   New Opportunities II            International Discovery
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Treasury                           Tax-Free
   Ginnie Mae                      AZ Municipal Bond
   Inflation-Adjusted Treasury     FL Municipal Bond
   Limited-Term Bond               Intermediate-Term Tax-Free
   Short-Term Government           CA Limited-Term Tax-Free
   Short-Term Treasury             Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2030*                    CA High-Yield Municipal
   Target 2025*                    High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income  dividends are distributed once a year in
  December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates,  however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and  corporations, and offer a range of services designed to make  investing easy and convenient.

For four decades, American Century has been a leader in  performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With  so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY TARGET MATURITIES TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED  FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

0111                                 American Century Investment Services, Inc.
SH-ANN-27507                      (c)2001 American Century Services Corporation